UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21978

Pioneer Series Trust VI
 (Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  October 31, 2020

Date of reporting period:  November 1, 2019 through April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Floating
Rate Fund
Semiannual Report | April 30, 2020
Ticker Symbols:
Class A	FLARX
Class C	FLRCX
Class Y	FLYRX

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a first quarter that will go down in the history books. The beginning of the year seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 3

Portfolio Management Discussion | 4/30/20
In the following interview, Jonathan Sharkey discusses the factors that influenced the bank-loan market and the performance of Pioneer Floating Rate Fund during the six-month period ended April 30, 2020. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc., is responsible for the day-to-day management of the Fund.
Q    How did the Fund perform during the six-month period ended April 30, 2020?
A    Pioneer Floating Rate Fund’s Class A shares returned -7.97% at net asset value during the six-month period ended April 30, 2020, while the Fund’s benchmark, the Standard & Poor’s/Loan Syndications & Trading Association Leveraged Performing Loan Index (the S&P/LSTA Index), returned -7.33%. During the same period, the average return of the 247 mutual funds in Morningstar’s Bank Loan Funds category was -7.49%.
Q    How would you describe the environment for investing in bank loans during the six-month period ended April 30, 2020?
A    As the period opened in November 2019, demand for loans was muted in an environment of heightened risk-aversion driven by ongoing geopolitical uncertainties, trade tensions between the U.S. and China, and concerns about slumping global economic growth. Loan mutual funds continued to experience significant outflows as retail investors responded to the limited prospect for short-term interest rates to rise given an accommodative Federal Reserve (Fed), which reduced the federal funds rate three times in 2019.
Lower-quality loans, in particular, experienced a headwind from a demand perspective. Specifically, collateralized loan obligations (CLOs), which have typically absorbed the bulk of new issuance, were increasingly wary of deals in the “B-” ratings category due to the risk of downgrades; CLOs are subject to risk guidelines and often have had quite limited ability to accommodate loans in the “CCC” ratings category. In the first half of the six-month period, we did see significant refinancing to lower yields among higher-quality loans, given their ratings attractiveness for CLOs.
Beginning in mid-February 2020, the financial markets began experiencing increased volatility and ultimately a severe sell-off driven by the negative effects of the COVID-19 virus on the global economy, as the
4 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

virus, which began spreading through China but soon moved into other countries, quickly became a global pandemic. Economies around the world, including the U.S., ground to a near halt during March as concerns related to public health led to the rapid implementation by governments and companies of extreme measures focused on virus containment, including the shutting down of businesses and activities deemed non-essential as well as a substantial increase in the number of employees working remotely. The situation was further exacerbated as oil prices plummeted to 20-year lows in response not only to slumping global demand due to the economic slowdown caused by the spread of COVID-19, but also to a supply shock spurred by a price war launched on March 8 between Saudi Arabia and Russia.
In financial markets, uncertainty over the scope and duration of the pandemic crisis and the need for cash drove wholesale liquidations across most asset classes and a flight-to-safety trade that saw U.S. Treasury yields fall to historic lows. Bank loans and high-yield corporate bonds declined sharply as the economic outlook shifted from growth to recession, and investors anticipated a spike in defaults. The S&P/LSTA Leveraged Loan Index declined by 12.37% in March, the second-steepest monthly loss in the history of that index. Secondary loan-market volatility spiked to all-time highs, with March seeing both the worst and best single-day returns in the history of the loan market. March also saw a record volume of loan ratings downgrades, largely concentrated in lower-quality loan tiers.
The unprecedented shutting down of much of the global economy spurred extraordinary responses from monetary and fiscal policymakers. For instance, the Fed jumped into action by dusting off the 2008/2009 policy “playbook” and rapidly rolling out a raft of programs aimed at restoring market liquidity, facilitating credit availability, and boosting investors’ confidence. The measures included reducing the benchmark federal funds rate target range to zero and committing to making purchases of a broad range of investment-grade fixed-income assets. On the fiscal side, Congress and the White House agreed on a $2.2 trillion stimulus bill that was passed as March drew to a close. That aid package was followed a few weeks later by another package worth nearly $500 billion, highlighted by support for small businesses.
After market volatility began to subside, the three-month LIBOR (London Interbank Offered Rate) benchmark used to reset loan rates eventually fell more in line with the federal funds rate, moving down from 190 basis
Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 5

points (bps) at the beginning of the six-month period to 55 bps as of April 30, 2020, thus putting pressure on the dividend yields of loan funds. (A basis point is equal to 1/100th of a percentage point.)
The unprecedented scope and rapidity of the response from policymakers to the COVID-19 crisis allowed riskier assets to regain some of the ground lost in the immediate aftermath of the COVID-19 shutdowns. The secondary market for leveraged loans rebounded in April, returning 4.50%, the best one-month performance for the loan market in more than 10 years. However, most of the recovery was concentrated in higher-rated loan names.
Loan returns finished the six-month period well into negative territory. Within the loan market, the oil & gas, metals & mining, cosmetics, and retail segments suffered the biggest losses, while utilities, pharmaceuticals, and food products held up relatively well.
Q    What factors had the biggest effects on the Fund’s benchmark-relative performance during the six-month period ended April 30, 2020?
A    The Fund’s performance slightly lagged the return of its benchmark, the S&P/LSTA Leveraged Performing Loan Index, during the six-month period. In industry terms, the Fund’s underweight to electronics detracted from benchmark-relative returns as market sentiment with respect to technology-oriented companies held up relatively well. The portfolio’s overweight exposure to aerospace/air transport loans also constrained the Fund’s relative performance as the economic outlook turned recessionary on a dime due to COVID-19 containment measures. Security selection results within the insurance sector were among the biggest detractors from the Fund’s benchmark-relative results as well. In addition, a modest out-of-benchmark portfolio position in high-yield corporate bonds detracted from the Fund’s benchmark-relative results during the six-month period, principally due to energy exposures as the price of oil plunged to below zero in April.
On the positive side, the Fund’s underweight to retailers (outside of food and drugs) led positive contributions to benchmark-relative performance during the six-month period, given the sharp reversal in the outlook for consumer confidence in the wake of the COVID-19 crisis. Security selection within oil & gas also aided the Fund’s relative returns. In
6 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

particular, a focus on owning loans of midstream companies that provide storage, pipeline, and transportation services, which generally have been less sensitive to oil prices, benefited the Fund’s performance.
Individual loan positions that detracted the most from the Fund’s benchmark-relative returns included a range of companies viewed by investors as having been directly affected by COVID-19 social-distancing measures, including American Airlines, gym chain 24 Hour Fitness Worldwide, and Scientific Games International, a company that manufactures casino equipment. Other loan positions that underperformed and detracted from the Fund’s relative results during the six-month period included Caprock Midstream, a provider of processing services to the oil & gas industry, and Shape Technologies, a provider of ultra-high-pressure waterjet pumps used in manufacturing. Caprock was not immune to the downdraft in energy names during the six-month period, while Shape has experienced ongoing operational issues and saw its loan price struggle significantly as CLOs exited in the wake of a ratings downgrade. Finally, the portfolio’s allocation to a loan exchange-traded fund (ETF), which we utilized to maintain liquidity without sacrificing any of the Fund’s broad loan-market exposure, was also among the leading detractors from relative returns over the six-month period.
Positive contributors to the Fund’s benchmark-relative performance at the security selection level were led by the portfolio’s tactical positioning with respect to credit-default-swap indices, which we have utilized to sustain the portfolio’s credit-market exposures while also maintaining liquidity. With regard to specific loan names, the leading performers in the portfolio during the six-month period included a pair of technology holdings: cloud-computing company Rackspace and semiconductor firm Macom Technology Solutions. Exposure to Sprint’s loans also aided the Fund’s benchmark-relative performance as the wireless provider was acquired by T-Mobile (also a Fund holding). The portfolio’s allocations to a number of companies viewed by market participants as having less exposure to the negative fallout caused by COVID-19, including security service providers Garda World Security and Prime Security Services, and waste management company GFL Environmental, proved beneficial for the Fund’s benchmark-relative returns as well.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 7

Q    Did the Fund have any exposure to any derivative securities during the six-month period ended April 30, 2020? If so, did the derivatives have any material effect on the Fund’s results?
A    As noted earlier, the Fund had exposure to credit-default swaps during the six-month period. The use of derivatives aided performance by allowing the Fund to gain tactical exposure to the high-yield and investment-grade credit markets, while maintaining liquidity to meet shareholder redemption requests.
Q    Did the Fund’s distributions* to shareholders change during the six-month period ended April 30, 2020?
A    The Fund’s distributions decreased during the period, as LIBOR rates declined in conjunction with the Fed’s rate cuts, leading to a reduction in the Fund’s dividend rate.
Q    What is your investment outlook?
A    Over the past year, the default rate on loans has increased to 2.32% by loan volume, while remaining below the historical average of slightly above 3%. The default rate by number of issuers over the past year was 2.71%, also below the long-term average, but still the highest default rate since December of 2010. The default rate on loans held in the Fund has remained well below that of the market.
Given the current recessionary conditions, we believe the loan default rate can be expected to rise notably, with analysts’ estimates generally ranging somewhere between 5% and 8.5%, and with industries such as oil & gas and retail likely the most heavily affected. Our base scenario, however, anticipates that the extraordinary level of support for the markets and the economy from policymakers in reaction to the COVID-19 crisis could promote a stabilization and gradual recovery, and enable the broader loan market to avoid the more extreme default-rate projections.
*    Distributions and dividends are not guaranteed.
8 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

April 2020 saw loan valuations recover meaningfully following the unprecedented velocity of the losses seen in March, as investors, such as separately managed accounts, stepped in to take advantage of steep price discounts. We have also seen some signs of emerging CLO activity in support of the loan market. Even with the partial recovery, we believe the loan market remained attractively valued at the end of April.
Of course, loan valuations within a number of segments that are currently bearing the brunt of the COVID-19 social-distancing measures, such as movie theaters, fitness centers, and restaurants, are likely to be quite directly influenced by the pace and success of efforts to reopen the economy. We plan to evaluate closely the ability of certain borrowers to maintain sufficient liquidity to stay afloat should the reopening process turn out to be a prolonged one.
The recent rate cuts by the Fed have put downward pressure on the LIBOR reference rate as well as the Fund’s income-generation. We will maintain a focus on quality and careful evaluation of individual loans when selecting the portfolio’s investments in this challenging environment.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 9

Please refer to the Schedule of Investments on pages 18–35 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. Below-investment-grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The Fund may invest in high-yield securities of any rating, including securities that are in default at the time of purchase.
Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
10 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

Portfolio Summary | 4/30/20
Portfolio Diversification

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	Traverse Midstream Partners LLC, Advance Term Loan, 5.0% (LIBOR + 400 bps), 9/27/24	1.04%
2.	CenturyLink, Inc., Term B Loan, 2.654% (LIBOR + 225 bps), 3/15/27	1.01
3.	Southwire Co. LLC (fka Southwire Co.), Initial Term Loan, 2.154% (LIBOR +
	175 bps), 5/19/25	0.99
4.	Garda World Security Corp., Initial Term Loan, 6.39% (LIBOR + 475 bps), 10/30/26	0.98
5.	Prime Security Services Borrower LLC (aka Protection 1 Security Solutions), First Lien
	2019 Refinancing Term B-1 Loan, 4.266% (LIBOR + 325 bps), 9/23/26	0.97
6.	Trader Corp., First Lien 2017 Refinancing Term Loan, 4.0% (LIBOR + 300 bps), 9/28/23	0.95
7.	Verscend Holding Corp., Term B Loan, 4.904% (LIBOR + 450 bps), 8/27/25	0.93
8.	Navistar, Inc., Tranche B Term Loan, 4.22% (LIBOR + 350 bps), 11/6/24	0.91
9.	Option Care Health, Inc., Term B Loan, 4.904% (LIBOR + 450 bps), 8/6/26	0.90
10.	Rackspace Hosting, Inc., First Lien Term B Loan, 4.763% (LIBOR + 300 bps), 11/3/23	0.87

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 11

Prices and Distributions | 4/30/20

Net Asset Value per Share

Class	4/30/20	10/31/19
A	$5.91	$6.57
C	$5.96	$6.57
Y	$5.96	$6.59

Distributions per Share: 11/1/19–4/30/20

	Net
	Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1453	$ —	$ —
C	$0.1189	$ —	$ —
Y	$0.1579	$ —	$ —

The S&P/LSTA Leveraged Performing Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–15.
12 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

Performance Update | 4/30/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Floating Rate Fund at public offering price during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.
Average Annual Total Returns
(As of April 30, 2020)
	Net	Public	S&P/LSTA
	Asset	Offering	Leveraged
	Value	Price	Performing
Period	(NAV)	(POP)	Loan Index
10 years	2.61%	2.14%	3.56%
5 years	0.95	0.03	2.00
1 year	-7.65	-11.81	-6.96

Expense Ratio
(Per prospectus dated March 1, 2020,
as revised March 10, 2020)
Gross
1.13%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 13

Performance Update | 4/30/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.
Average Annual Total Returns
(As of April 30, 2020)
			S&P/LSTA
			Leveraged
	If	If	Performing
Period	Held	Redeemed	Loan Index
10 years	1.91%	1.91%	3.56%
5 years	0.34	0.34	2.00
1 year	-7.59	-7.59	-6.96

Expense Ratio
(Per prospectus dated March 1, 2020,
as revised March 10, 2020)
Gross
1.83%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

Performance Update | 4/30/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.
Average Annual Total Returns
(As of April 30, 2020)
	Net	S&P/LSTA
	Asset	Leveraged
	Value	Performing
Period	(NAV)	Loan Index
10 years	3.00%	3.56%
5 years	1.40	2.00
1 year	-6.81	-6.96

Expense Ratio
(Per prospectus dated March 1, 2020,
as revised March 10, 2020)
Gross	Net
0.87%	0.77%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2021, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 15

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund
Based on actual returns from November 1, 2019 through April 30, 2020.
Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/19
Ending Account	$920.30	$924.20	$927.00
Value (after expenses)
on 4/30/20
Expenses Paid	$5.11	$8.61	$3.40
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.07%, 1.80% and 0.71% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).

16 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2019 through April 30, 2020.
Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/19
Ending Account	$1,019.54	$1,015.91	$1,021.33
Value (after expenses)
on 4/30/20
Expenses Paid	$5.37	$9.02	$3.57
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.07%, 1.80% and 0.71% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).

Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 17

Schedule of Investments | 4/30/20

Principal
Amount USD ($)		Value

	UNAFFILIATED ISSUERS — 94.1%
	SENIOR SECURED FLOATING RATE LOAN
	INTERESTS — 89.6% of Net Assets*(a)
	Aerospace & Defense — 3.0%
636,325	Air Canada, Replacement Term Loan, 2.468% (LIBOR +
	175 bps), 10/6/23	$ 580,646
854,371	American Airlines, Inc., 2017 Class B Term Loan, 2.814%
	(LIBOR + 200 bps), 12/15/23	662,137
2,851,421	American Airlines, Inc., 2018 Replacement Term Loan,
	2.237% (LIBOR + 175 bps), 6/27/25	2,044,112
1,000,000(b)	Delta Air Lines, Inc., Term Loan, 4/29/23	996,875
1,492,500	Jazz Acquisition, Inc., First Lien Initial Term Loan, 4.65%
	(LIBOR + 425 bps), 6/19/26	1,139,897
1,701,875	Peraton Corp. (fka MHVC Acquisition Corp.), First Lien
	Initial Term Loan, 6.25% (LIBOR +
	525 bps), 4/29/24	1,599,763
602,944	United AirLines, Inc., Refinanced Term Loan, 2.154% (LIBOR +
	175 bps), 4/1/24	532,744
2,315,263	WP CPP Holdings LLC, First Lien Initial Term Loan, 4.75%
	(LIBOR + 375 bps), 4/30/25	1,753,812
	Total Aerospace & Defense	$ 9,309,986
	Automobile — 5.0%
1,115,101	American Axle & Manufacturing, Inc., Tranche B Term Loan,
	3.0% (LIBOR + 225 bps), 4/6/24	$ 970,603
897,647	Commercial Vehicle Group, Inc. (CVG), Initial Term Loan,
	7.0% (LIBOR + 600 bps), 4/12/23	812,371
859,031	Cooper-Standard Automotive, Inc., Additional Term B-1 Loan,
	2.75% (LIBOR + 200 bps), 11/2/23	644,273
874,176	CWGS Group LLC (aka Camping World, Inc.), Term Loan,
	4.116% (LIBOR + 275 bps), 11/8/23	638,148
1,162,754	Dana, Inc., 2018 New Term Loan B Advance, 2.66% (LIBOR +
	225 bps), 2/27/26	1,126,418
188,176	Goodyear Tire & Rubber Co., Second Lien Term Loan, 3.2%
	(LIBOR + 200 bps), 3/3/25	174,369
1,350,000	IXS Holdings, Inc., Initial Term Loan, 6.298% (LIBOR +
	500 bps), 3/5/27	1,174,500
2,860,915	Navistar, Inc., Tranche B Term Loan, 4.22% (LIBOR +
	350 bps), 11/6/24	2,612,968
1,436,913	Superior Industries International, Inc., Replacement Term
	Loan, 4.404% (LIBOR + 400 bps), 5/22/24	1,163,899
2,496,565	Thor Industries, Inc., Initial USD Term Loan, 4.749%
	(LIBOR + 375 bps/PRIME + 275 bps), 2/1/26	2,297,881
2,377,581	TI Group Automotive Systems LLC, Initial US Term Loan,
	3.25% (LIBOR + 250 bps), 6/30/22	2,217,094
1,807,917	Visteon Corp., New Term Loan, 2.326% (LIBOR +
	175 bps), 3/25/24	1,701,702
	Total Automobile	$ 15,534,226

The accompanying notes are an integral part of these financial statements.
18 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)		Value

Banking — 1.2%
995,000	Azalea TopCo, Inc., First Lien Initial Term Loan, 4.259%
	(LIBOR + 350 bps), 7/24/26	$ 940,275
1,638,535	EWT Holdings III Corp. (fka WTG Holdings III Corp.),
Refinancing 2020 First Lien Term Loan, 3.453%
	(LIBOR + 275 bps), 12/20/24	1,589,379
1,296,640	Nouryon Finance BV (aka AkzoNobel), Initial Dollar Term
	Loan, 3.864% (LIBOR + 300 bps), 10/1/25	1,184,804
	Total Banking	$ 3,714,458
Beverage, Food & Tobacco — 1.6%
2,264,658	Chobani LLC (Chobani Idaho LLC), First Lien New Term Loan,
	4.5% (LIBOR + 350 bps), 10/10/23	$ 2,164,163
2,100,000	Froneri International, Ltd., First Lien Facility B2 Term
	Loan, 2.25% (LIBOR + 225 bps), 1/29/27	1,956,937
1,039,230	JBS USA Lux SA (fka JBS USA LLC), New Term Loan, 3.072%
	(LIBOR + 200 bps), 5/1/26	1,007,814
	Total Beverage, Food & Tobacco	$ 5,128,914
Broadcasting & Entertainment — 2.5%
1,347,506	Charter Communications Operating LLC (aka CCO Safari LLC),
	Term B-2 Loan, 2.16% (LIBOR + 175 bps), 2/1/27	$ 1,301,066
1,496,250	Creative Artists Agency LLC, Closing Date Term Loan, 4.154%
	(LIBOR + 375 bps), 11/27/26	1,351,114
1,581,456	Gray Television, Inc., Term B-2 Loan, 3.243% (LIBOR +
	225 bps), 2/7/24	1,513,420
528,021	Gray Television, Inc., Term C Loan, 3.493% (LIBOR +
	250 bps), 1/2/26	501,180
2,617,295	Sinclair Television Group, Inc., Tranche B Term Loan, 2.66%
	(LIBOR + 225 bps), 1/3/24	2,455,350
820,875	Sinclair Television Group, Inc., Tranche B-2b Term Loan,
	3.32% (LIBOR + 250 bps), 9/30/26	768,544
	Total Broadcasting & Entertainment	$ 7,890,674
Building Materials — 2.1%
1,616,578	Circor International, Inc., New Term Loan, 4.25% (LIBOR +
	325 bps), 12/11/24	$ 1,398,340
1,000,000	CPG International LLC (fka CPG International, Inc.), New
	Term Loan, 5.933% (LIBOR + 375 bps), 5/5/24	915,000
2,056,100	Summit Materials LLC, New Term Loan, 2.404% (LIBOR +
	200 bps), 11/21/24	1,952,010
2,236,750	WKI Holding Co., Inc. (aka World Kitchen), Initial Term
	Loan, 4.991% (LIBOR + 400 bps), 5/1/24	2,124,913
	Total Building Materials	$ 6,390,263
Buildings & Real Estate — 3.4%
1,190,760	Beacon Roofing Supply, Inc., Initial Term Loan, 2.654%
	(LIBOR + 225 bps), 1/2/25	$ 1,123,333
366,591	Builders FirstSource, Inc., Refinancing Term Loan, 4.613%
	(LIBOR + 300 bps), 2/29/24	347,345

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 19

Schedule of Investments | 4/30/20 (continued)

Principal
Amount USD ($)		Value

	Buildings & Real Estate — (continued)
2,360,125	Cushman & Wakefield US Borrower LLC, Replacement
	Term Loan, 3.154% (LIBOR + 275 bps), 8/21/25	$ 2,197,444
3,026,592	Southwire Co. LLC (fka Southwire Co.), Initial Term Loan,
	2.154% (LIBOR + 175 bps), 5/19/25	2,844,997
1,931,818	VICI Properties 1 LLC, Term B Loan, 2.417% (LIBOR +
	175 bps), 12/20/24	1,802,023
2,943,351	WireCo WorldGroup, Inc. (WireCo WorldGroup Finance LP),
	First Lien Initial Term Loan, 6.072% (LIBOR +
	500 bps), 9/29/23	2,229,588
	Total Buildings & Real Estate	$ 10,544,730
	Chemicals, Plastics & Rubber — 4.9%
1,562,522	Axalta Coating Systems Dutch Holding B BV (Axalta Coating
	Systems US Holdings, Inc.), Term B-3 Dollar Loan,
	3.2% (LIBOR + 175 bps), 6/1/24	$ 1,526,194
484,709	Berry Global, Inc. (fka Berry Plastics Corp.), Term X Loan,
	2.829% (LIBOR + 200 bps), 1/19/24	472,591
2,443,750	Core & Main LP, Initial Term Loan, 3.988% (LIBOR +
	275 bps), 8/1/24	2,320,543
1,180,948	Element Solutions, Inc. (Macdermid, Inc.), Tranche B-1 Term
	Loan, 2.404% (LIBOR + 200 bps), 1/31/26	1,137,400
360,000	Innophos Holdings, Inc., Initial Term Loan, 4.614% (LIBOR +
	375 bps), 2/5/27	346,500
997,660	Orion Engineered Carbons GmbH, Initial Dollar Term Loan,
	3.45% (LIBOR + 200 bps), 7/25/24	947,777
804,416	PQ Corp., Third Amendment Tranche B-1 Term Loan, 2.654%
	(LIBOR + 225 bps), 2/7/27	771,653
1,072,646	Reynolds Group Holdings, Inc., Incremental US Term Loan,
	3.154% (LIBOR + 275 bps), 2/5/23	1,026,963
248,750	Tank Holding Corp., 2020 Refinancing First Lien Term Loan,
	3.904% (LIBOR + 350 bps/PRIME + 250 bps), 3/26/26	228,189
1,336,312	Tata Chemicals North America, Term Loan, 3.75% (LIBOR +
	275 bps), 8/7/20	1,296,223
2,108,040	Tronox Finance LLC, First Lien Initial Dollar Term Loan,
	3.587% (LIBOR + 275 bps), 9/23/24	1,983,665
2,437,750	Twist Beauty International Holdings SA, Facility B2 Term
	Loan, 4.907% (LIBOR + 300 bps), 4/22/24	2,285,391
884,831	Univar Solutions USA, Inc., Term B-3 Loan, 3.7% (LIBOR +
	225 bps), 7/1/24	858,286
	Total Chemicals, Plastics & Rubber	$ 15,201,375
	Computers & Electronics — 3.8%
1,000,000	AI Convoy (Luxembourg) S.a.r.l., Facility B, 4.65% (LIBOR +
	350 bps), 1/18/27	$ 951,250
750,000	Celestica, Inc., Incremental Term B-2 Loan, 2.987%
	(LIBOR + 250 bps), 6/27/25	703,125
848,214	Celestica, Inc., Term B Loan, 2.612% (LIBOR +
	213 bps), 6/27/25	783,891

The accompanying notes are an integral part of these financial statements.
20 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)		Value

Computers & Electronics — (continued)
1,139,543	Energy Acquisition LP (aka Electrical Components
International), First Lien Initial Term Loan,
	4.654% (LIBOR + 425 bps), 6/26/25	$ 826,168
2,058,000	Iron Mountain Information Management LLC, Incremental
	Term B Loan, 2.154% (LIBOR + 175 bps), 1/2/26	1,939,665
1,408,484	Microchip Technology, Inc., Initial Term Loan, 2.41%
	(LIBOR + 200 bps), 5/29/25	1,369,164
1,225,105	ON Semiconductor Corp., 2019 New Replacement Term
	B-4 Loan, 2.404% (LIBOR + 200 bps), 9/19/26	1,182,227
1,300,000	Pitney Bowes, Inc., Term Loan B, 5.91% (LIBOR +
	550 bps), 1/17/25	1,126,667
1,637,969	Ultra Clean Holdings, Inc., Term Loan B, 4.904% (LIBOR +
	450 bps), 8/27/25	1,556,070
900,000	VS Buyer LLC, Initial Term Loan, 4.863% (LIBOR +
	325 bps), 2/28/27	857,250
	Total Computers & Electronics	$ 11,295,477
Consumer Nondurables — 0.4%
1,496,250	Sunshine Luxembourg VII S.a.r.l., Facility B1 Term Loan,
	5.322% (LIBOR + 425 bps), 10/1/26	$ 1,376,550
	Total Consumer Nondurables	$ 1,376,550
Consumer Services — 0.9%
2,909,175	Prime Security Services Borrower LLC (aka Protection 1
Security Solutions), First Lien 2019 Refinancing Term
	B-1 Loan, 4.266% (LIBOR + 325 bps), 9/23/26	$ 2,786,141
	Total Consumer Services	$ 2,786,141
Containers, Packaging & Glass — 0.3%
991,179	Plastipak Holdings, Inc., 2018 Tranche B Term Loan, 2.91%
	(LIBOR + 250 bps), 10/14/24	$ 963,921
	Total Containers, Packaging & Glass	$ 963,921
Diversified & Conglomerate Manufacturing — 1.6%
471,607	Delos Finance S.a.r.l., 2018 New Term Loan, 3.2% (LIBOR +
	175 bps), 10/6/23	$ 449,697
2,895,713	Garda World Security Corp., Initial Term Loan, 6.39%
	(LIBOR + 475 bps), 10/30/26	2,801,964
1,882,793	Pelican Products, Inc., First Lien Term Loan, 4.5% (LIBOR +
	350 bps), 5/1/25	1,567,426
	Total Diversified & Conglomerate Manufacturing	$ 4,819,087
Diversified & Conglomerate Service — 8.3%
1,951,341	Albany Molecular Research, Inc., First Lien Initial Term
	Loan, 4.25% (LIBOR + 325 bps), 8/30/24	$ 1,797,267
564,333	Alion Science and Technology Corp., First Lien Term Loan,
	5.5% (LIBOR + 450 bps), 8/19/21	545,286
779,442	Avis Budget Car Rental LLC, New Tranche B Term Loan, 2.66%
	(LIBOR + 225 bps), 8/6/27	544,050

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 21

Schedule of Investments | 4/30/20 (continued)

Principal
Amount USD ($)		Value

	Diversified & Conglomerate Service — (continued)
1,651,327	AVSC Holding Corp. (aka PSAV, Inc.), First Lien Initial Term
	Loan, 4.605% (LIBOR + 325 bps), 3/3/25	$ 1,127,031
2,149,264	CB Poly Investments LLC, First Lien Closing Date Term Loan,
	5.95% (LIBOR + 450 bps), 8/16/23	1,622,694
495,361	Change Healthcare Holdings, Inc. (fka Emdeon, Inc.), Closing
	Date Term Loan, 3.5% (LIBOR + 250 bps), 3/1/24	479,365
1,520,661	DG Investment Intermediate Holdings 2, Inc. (aka Convergint
	Technologies Holdings LLC), First Lien Initial
	Term Loan, 3.75% (LIBOR + 300 bps), 2/3/25	1,328,677
2,283,932	DTI Holdco, Inc., Replacement B-1 Term Loan, 5.75%
	(LIBOR + 475 bps), 9/29/23	1,738,643
1,365,000	DynCorp International, Inc., Term Loan, 6.751% (LIBOR +
	600 bps), 8/18/25	1,235,325
1,939,791	Filtration Group Corp., Initial Dollar Term Loan, 3.404%
	(LIBOR + 300 bps), 3/31/25	1,858,966
570,934	Gates Global LLC, Initial B-2 Dollar Term Loan, 3.75%
	(LIBOR + 275 bps), 4/1/24	530,612
964,866	GHX Ultimate Parent Corp., First Lien Initial Term Loan,
	4.625% (LIBOR + 325 bps), 6/28/24	906,975
984,925	Mitchell International, Inc., First Lien Initial Term Loan,
	3.654% (LIBOR + 325 bps), 11/29/24	866,041
1,965,000	Sound Inpatient Physicians, Inc., First Lien Initial Term
	Loan, 3.154% (LIBOR + 275 bps), 6/27/25	1,866,444
500,000	Sound Inpatient Physicians, Inc., Second Lien Initial Term
	Loan, 7.154% (LIBOR + 675 bps), 6/26/26	469,167
2,910,000	Team Health Holdings, Inc., Initial Term Loan, 3.75%
	(LIBOR + 275 bps), 2/6/24	2,163,585
1,264,998	Tempo Acquisition LLC, Initial Term Loan, 3.154% (LIBOR +
	275 bps), 5/1/24	1,170,123
1,336,922	Trico Group LLC, First Lien Tranche B-2 Term Loan, 8.45%
	(LIBOR + 700 bps), 2/2/24	1,251,693
714,769	West Corp., Incremental Term B-1 Loan, 4.95% (LIBOR +
	350 bps), 10/10/24	557,775
2,579,626	West Corp., Initial Term B Loan, 5.45% (LIBOR +
	400 bps), 10/10/24	2,033,875
1,377,430	WEX, Inc., Term B-3 Loan, 2.654% (LIBOR +
	225 bps), 5/15/26	1,305,545
	Total Diversified & Conglomerate Service	$ 25,399,139
	Electric & Electrical — 1.3%
1,452,082	Dell International LLC (EMC Corp.), Refinancing Term B-1
	Loan, 2.75% (LIBOR + 200 bps), 9/19/25	$ 1,420,318
2,651,164	Rackspace Hosting, Inc., First Lien Term B Loan, 4.763%
	(LIBOR + 300 bps), 11/3/23	2,500,615
	Total Electric & Electrical	$ 3,920,933

The accompanying notes are an integral part of these financial statements.
22 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)		Value

Electronics — 1.9%
643,268	Avast Software BV, 2018 Refinancing Dollar Term Loan,
	3.7% (LIBOR + 225 bps), 9/29/23	$ 628,214
1,639,146	nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
Term B-2 Loan, 5.5% (LIBOR +
	450 bps), 10/20/22	1,188,381
270,000	Presidio Holdings, Inc., Initial Term Loan, 4.27% (LIBOR +
	350 bps), 1/22/27	257,062
2,587,348	Scientific Games International, Inc., Initial Term B-5 Loan,
	3.521% (LIBOR + 275 bps), 8/14/24	2,155,261
841,031	Verint Systems, Inc., Refinancing Term Loan, 3.361% (LIBOR +
	200 bps), 6/28/24	826,313
670,103	Western Digital Corp., US Term B-4 Loan, 2.766% (LIBOR +
	175 bps), 4/29/23	649,581
	Total Electronics	$ 5,704,812
Entertainment & Leisure — 0.1%
445,110	Motion Acquisition, Ltd., Facility B1 Term Loan, 4.323%
	(LIBOR + 325 bps), 11/12/26	$ 400,599
53,640	Motion Acquisition, Ltd., Facility B2 Term Loan, 4.323%
	(LIBOR + 325 bps), 11/12/26	48,276
	Total Entertainment & Leisure	$ 448,875
Environmental Services — 0.6%
1,838,804	GFL Environmental, Inc., Effective Date Incremental Term
	Loan, 4.0% (LIBOR + 300 bps), 5/30/25	$ 1,810,236
	Total Environmental Services	$ 1,810,236
Financial Services — 1.7%
2,488,336	Baring Private Equity Asia VI Holding (2), Ltd., First Lien
Initial Dollar Term Loan, 4.0% (LIBOR +
	300 bps), 10/26/22	$ 2,239,502
1,866,750	Blackhawk Network Holdings, Inc., First Lien Term Loan,
	3.154% (LIBOR + 275 bps), 6/15/25	1,615,905
1,080,441	Everi Payments, Inc., Term B Loan, 3.822% (LIBOR +
	275 bps), 5/9/24	936,156
282,505	RPI Intermediate Finance Trust, Term B-1 Term Facility,
	2.154% (LIBOR + 175 bps), 2/11/27	275,060
391,463	RPI Intermediate Finance Trust, Term Loan B, 2.154%
	(LIBOR + 175 bps), 2/11/27	381,089
	Total Financial Services	$ 5,447,712
Forest Products — 0.5%
1,706,182	ProAmpac PG Borrower LLC, First Lien Initial Term Loan,
	4.84% (LIBOR + 350 bps), 11/20/23	$ 1,586,749
	Total Forest Products	$ 1,586,749
Healthcare & Pharmaceuticals — 4.6%
1,840,788	Alkermes, Inc., 2023 Term Loan, 3.01% (LIBOR +
	225 bps), 3/27/23	$ 1,702,729
2,461,875	Alphabet Holding Co., Inc. (aka Nature’s Bounty), First Lien
	Initial Term Loan, 3.904% (LIBOR + 350 bps), 9/26/24	2,219,791

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 23

Schedule of Investments | 4/30/20 (continued)

Principal
Amount USD ($)	Value

	Healthcare & Pharmaceuticals — (continued)
995,000	Curium BidCo S.a r.l., Facility B (USD), 5.072% (LIBOR +
	400 bps), 7/9/26	$ 955,200
1,758,898	Endo Luxembourg Finance Co. I S.a r.l., Initial Term Loan,
	5.0% (LIBOR + 425 bps), 4/29/24	1,617,306
1,723,750	Kindred Healthcare LLC, Closing Date Term Loan, 5.438%
	(LIBOR + 500 bps), 7/2/25	1,568,613
1,000,000	Loire Finco Luxembourg S.a.r.l., Facility B, 4.288% (LIBOR +
	350 bps), 1/22/27	945,000
1,427,317	NMN Holdings III Corp., First Lien Closing Date Term Loan,
	4.154% (LIBOR + 375 bps), 11/13/25	1,284,586
2,435,000	Sotera Health Holdings LLC, First Lien Initial Term Loan,
	5.5% (LIBOR + 450 bps), 12/11/26	2,353,123
1,500,000	Upstream Newco, Inc., First Lien Initial Term Loan, 4.904%
	(LIBOR + 450 bps), 11/20/26	1,462,500
	Total Healthcare & Pharmaceuticals	$ 14,108,848
	Healthcare, Education & Childcare — 4.8%
667,002	Alliance HealthCare Services, Inc., First Lien Initial Term
	Loan, 5.5% (LIBOR + 450 bps), 10/24/23	$ 366,851
500,000	Alliance HealthCare Services, Inc., Second Lien Initial Term
	Loan, 11.0% (LIBOR + 1,000 bps), 4/24/24	200,000
760,638	ATI Holdings Acquisition, Inc., First Lien Initial Term
	Loan, 4.572% (LIBOR + 350 bps), 5/10/23	644,641
850,000	Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
	International, Inc.), First Incremental Term
	Loan, 3.468% (LIBOR + 275 bps), 11/27/25	821,160
1,355,592	Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
	International, Inc.), Initial Term Loan, 3.718%
	(LIBOR + 300 bps), 6/2/25	1,313,795
748,125	FC Compassus LLC, Initial Term Loan, 6.072% (LIBOR +
	500 bps), 12/31/26	692,016
1,827,417	Gentiva Health Services, Inc., First Lien Term B Loan,
	3.688% (LIBOR + 325 bps), 7/2/25	1,731,478
2,484,836	KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare), Term
	B-3 Loan, 5.2% (LIBOR + 375 bps), 2/21/25	2,034,460
1,666,651	Life Time Fitness, Inc., 2017 Refinancing Term Loan, 4.363%
	(LIBOR + 275 bps), 6/10/22	1,428,633
1,708,793	LifePoint Health, Inc. (fka Regionalcare Hospital Partners
	Holdings, Inc.), First Lien Term B Loan, 4.154%
	(LIBOR + 375 bps), 11/16/25	1,591,075
978,195	Quorum Health Corp., Term Loan, 7.75% (LIBOR +
	675 bps), 4/29/22	855,920
1,599,323	Select Medical Corp., Tranche B Term Loan, 3.07% (LIBOR +
	250 bps), 3/6/25	1,525,354
1,492,500	U.S. Renal Care, Inc., Initial Term Loan, 5.438% (LIBOR +
	500 bps), 6/26/26	1,420,487
	Total Healthcare, Education & Childcare	$ 14,625,870

The accompanying notes are an integral part of these financial statements.
24 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)		Value

	Hotel, Gaming & Leisure — 2.3%
1,829,334	1011778 BC Unlimited Liability Co. (New Red Finance, Inc.)
	(aka Burger King/Tim Hortons), Term B-4 Loan,
	2.154% (LIBOR + 175 bps), 11/19/26	$ 1,729,483
696,338	Boyd Gaming Corp., Refinancing Term B Loan, 2.387%
	(LIBOR + 225 bps), 9/15/23	654,993
1,000,000(b)	Golden Nugget, Inc. (aka Landry’s, Inc.), Initial B Term
	Loan, 10/4/23	813,880
450,000	Hanjin International Corp. (aka Wilshire Grand Center),
	Initial Term Loan, 2.904% (LIBOR + 250 bps), 10/19/20	384,750
1,188,023	Marriott Ownership Resorts, Inc., 2019 Refinancing Term
	Loan, 2.154% (LIBOR + 175 bps), 8/29/25	1,078,130
1,471,275	Penn National Gaming, Inc., Term B-1 Facility Loan, 3.0%
	(LIBOR + 225 bps), 10/15/25	1,299,136
1,157,308	Stars Group Holdings BV, USD Term Loan, 4.95% (LIBOR +
	350 bps), 7/10/25	1,145,735
	Total Hotel, Gaming & Leisure	$ 7,106,107
	Insurance — 2.4%
1,840,733	Asurion LLC (fka Asurion Corp.), New B-7 Term Loan,
	3.404% (LIBOR + 300 bps), 11/3/24	$ 1,768,255
2,226,638	Confie Seguros Holding II Co., Term B Loan, 6.363%
	(LIBOR + 475 bps), 4/19/22	1,782,239
1,394,852	Integro Parent, Inc., First Lien Initial Term Loan, 6.75%
	(LIBOR + 575 bps), 10/31/22	1,359,981
841,615	MPH Acquisition Holdings LLC, Initial Term Loan, 4.2%
	(LIBOR + 275 bps), 6/7/23	777,291
992,500	Sedgwick Claims Management Services, Inc. (Lightning
	Cayman Merger Sub, Ltd.), 2019 Term Loan, 4.404%
	(LIBOR + 400 bps), 9/3/26	941,220
855,058	USI, Inc. (fka Compass Investors, Inc.), 2017 New Term Loan,
	3.404% (LIBOR + 300 bps), 5/16/24	805,179
	Total Insurance	$ 7,434,165
	Leasing — 1.7%
1,044,626	Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 2.5%
	(LIBOR + 175 bps), 1/15/25	$ 987,449
1,264,080	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 2.25%
	(LIBOR + 150 bps), 2/12/27	1,179,071
1,625,017	Fly Funding II S.a.r.l., Replacement Loan, 3.48% (LIBOR +
	175 bps), 8/11/25	1,472,672
1,523,900	IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien Tranche
	B-1 Term Loan, 4.639% (LIBOR + 375 bps), 9/11/23	1,337,222
	Total Leasing	$ 4,976,414

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 25

Schedule of Investments | 4/30/20 (continued)

Principal
Amount USD ($)		Value

	Leisure & Entertainment — 1.0%
1,743,938	24 Hour Fitness Worldwide, Inc., Term Loan, 4.95%
	(LIBOR + 350 bps), 5/30/25	$ 476,041
1,927,678	CityCenter Holdings LLC, Term B Loan, 3.0% (LIBOR +
	225 bps), 4/18/24	1,714,228
1,487,659	Fitness International LLC, Term B Loan, 4.322% (LIBOR +
	325 bps), 4/18/25	1,033,923
	Total Leisure & Entertainment	$ 3,224,192
	Machinery — 3.5%
600,321	Advanced Drainage Systems, Inc., Initial Term Loan, 3.25%
	(LIBOR + 225 bps), 7/31/26	$ 587,565
737,204	Blount International, Inc., New Refinancing Term Loan, 4.75%
	(LIBOR + 375 bps), 4/12/23	671,777
1,702,857	CTC AcquiCo GmbH, Facility B2, 4.363% (LIBOR +
	275 bps), 3/7/25	1,545,343
1,713,700	Gardner Denver, Inc., 2020 GDI Tranche B-2 Dollar Term Loan,
	2.154% (LIBOR + 175 bps), 3/1/27	1,627,211
500,000	Ingersoll-Rand Services Co., 2020 Spinco Tranche B-1 Dollar
	Term Loan, 2.154% (LIBOR + 175 bps), 3/1/27	474,766
2,244,375	MHI Holdings LLC, Initial Term Loan, 5.404% (LIBOR +
	500 bps), 9/21/26	2,053,603
688,522	NN, Inc., Tranche B Term Loan, 6.154% (LIBOR +
	575 bps), 10/19/22	512,949
2,004,874	Shape Technologies Group, Inc., Initial Term Loan, 4.043%
	(LIBOR + 300 bps), 4/21/25	1,283,119
350,546	Terex Corp., Incremental US Term Loan, 3.45% (LIBOR +
	200 bps), 1/31/24	331,266
1,946,741	Welbilt, Inc. (fka Manitowoc Foodservice, Inc.), Term B
	Loan, 2.904% (LIBOR + 250 bps), 10/23/25	1,596,328
	Total Machinery	$ 10,683,927
	Manufacturing — 0.4%
1,244,277	Aristocrat Leisure, Ltd., Term B-3 Loan, 2.859% (LIBOR +
	175 bps), 10/19/24	$ 1,186,210
	Total Manufacturing	$ 1,186,210
	Media — 2.2%
997,468(b)	Altice France SA, USD TLB-13 Incremental Term
	Loan, 8/14/26	$ 931,247
718,269	CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
	March 2017 Refinancing Term Loan, 3.064% (LIBOR +
	225 bps), 7/17/25	690,257
2,596,044	CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
	October 2018 Incremental Term Loan, 3.064% (LIBOR +
	225 bps), 1/15/26	2,484,902
344,761	CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
	September 2019 Initial Term Loan, 3.314% (LIBOR +
	250 bps), 4/15/27	331,258

The accompanying notes are an integral part of these financial statements.
26 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)		Value

	Media — (continued)
1,990,000	Diamond Sports Group LLC, Term Loan, 3.82% (LIBOR +
	325 bps), 8/24/26	$ 1,633,044
1,015,000	Ziggo Financing Partnership, Term Loan I Facility, 3.314%
	(LIBOR + 250 bps), 4/30/28	954,523
	Total Media	$ 7,025,231
	Metals & Mining — 3.3%
1,072,500	Arconic Corp., Initial Term Loan, 3.24% (LIBOR +
	275 bps), 3/25/27	$ 1,067,137
1,097,894	Atkore International, Inc., First Lien Initial Incremental
	Term Loan, 4.02% (LIBOR + 275 bps), 12/22/23	1,057,755
1,759,900	Big River Steel LLC, Closing Date Term Loan, 6.45%
	(LIBOR + 500 bps), 8/23/23	1,578,044
2,232,316	BWay Holding Co., Initial Term Loan, 4.561% (LIBOR +
	325 bps), 4/3/24	1,936,535
1,331,250	Oxbow Carbon LLC, First Lien Tranche B Term Loan, 4.154%
	(LIBOR + 375 bps), 1/4/23	1,204,781
2,220,607	Phoenix Services International LLC, Term Loan B, 4.75%
	(LIBOR + 375 bps), 3/1/25	1,856,290
1,815,806	TMS International Corp. (aka Tube City IMS Corp.), Term B-2
	Loan, 3.75% (LIBOR + 275 bps), 8/14/24	1,652,383
	Total Metals & Mining	$ 10,352,925
	Oil & Gas — 2.9%
1,389,500	BCP Raptor II LLC, Initial Term Loan, 5.154% (LIBOR +
	475 bps), 11/3/25	$ 680,855
1,975,000	Centurion Pipeline Co. LLC (fka Lotus Midstream LLC),
	Initial Term Loan, 3.654% (LIBOR +
	325 bps), 9/29/25	1,742,937
2,533	Delek US Holdings, Inc., Initial Term Loan, 2.654% (LIBOR +
	225 bps), 3/31/25	2,294
931,754	Encino Acquisition Partners Holdings LLC, Second Lien
	Initial Term Loan, 7.75% (LIBOR +
	675 bps), 10/29/25	411,525
1,354,375	NorthRiver Midstream Finance LP, Initial Term B Loan, 4.683%
	(LIBOR + 325 bps), 10/1/25	1,112,421
1,250,000	Prairie ECI Acquiror LP, Initial Term Loan, 6.2% (LIBOR +
	475 bps), 3/11/26	907,942
922,800	St. Joseph Energy Center LLC, Term B Advance, 4.5% (LIBOR +
	350 bps), 4/10/25	830,520
431,543	Summit Midstream Partners Holdings LLC, Term Loan Credit
	Facility, 7.0% (LIBOR + 600 bps), 5/13/22	86,309
3,890,750	Traverse Midstream Partners LLC, Advance Term Loan, 5.0%
	(LIBOR + 400 bps), 9/27/24	2,995,877
	Total Oil & Gas	$ 8,770,680

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 27

Schedule of Investments | 4/30/20 (continued)

Principal
Amount USD ($)		Value

	Personal, Food & Miscellaneous Services — 1.9%
975,026	IRB Holding Corp. (aka Arby’s/Buffalo Wild Wings), 2020
	Replacement Term B Loan, 3.751% (LIBOR +
	275 bps), 2/5/25	$ 856,560
2,743,125	Option Care Health, Inc., Term B Loan, 4.904% (LIBOR +
	450 bps), 8/6/26	2,599,111
2,800,479	Parfums Holding Co., Inc., First Lien Initial Term Loan,
	5.863% (LIBOR + 425 bps), 6/30/24	2,439,917
	Total Personal, Food & Miscellaneous Services	$ 5,895,588
	Printing & Publishing — 1.4%
1,610,475	Red Ventures LLC (New Imagitas, Inc.), First Lien Term B-2
	Loan, 2.904% (LIBOR + 250 bps), 11/8/24	$ 1,491,300
3,149,888	Trader Corp., First Lien 2017 Refinancing Term Loan, 4.0%
	(LIBOR + 300 bps), 9/28/23	2,724,654
	Total Printing & Publishing	$ 4,215,954
	Professional & Business Services — 3.4%
997,500	APi Group DE, Inc., Initial Term Loan, 2.904% (LIBOR +
	250 bps), 10/1/26	$ 969,758
1,995,000	Clear Channel Outdoor Holdings, Inc., Term B Loan, 4.26%
	(LIBOR + 350 bps), 8/21/26	1,729,001
1,000,000(b)	Elanco Animal Health, Inc., Term Loan B, 2/4/27	967,292
870,796(b)	GBT US LLC, Cov-Lite Term Loan, 2/26/27	779,363
1,268,548	Pre-Paid Legal Services, Inc. (aka LegalShield), First Lien
	Initial Term Loan, 3.654% (LIBOR + 325 bps), 5/1/25	1,165,478
1,965,000	SIWF Holdings, Inc. (aka Spring Window Fashions), First Lien
	Initial Term Loan, 5.322% (LIBOR + 425 bps), 6/15/25	1,766,044
375,000	STG-Fairway Holdings LLC, First Lien Term Facility, 4.572%
	(LIBOR + 350 bps), 1/31/27	328,359
2,810,367	Verscend Holding Corp., Term B Loan, 4.904% (LIBOR +
	450 bps), 8/27/25	2,664,141
	Total Professional & Business Services	$ 10,369,436
	Retail — 2.2%
2,204,971	Bass Pro Group LLC, Initial Term Loan, 6.072% (LIBOR +
	500 bps), 9/25/24	$ 1,845,561
1,870,313	Dealer Tire LLC, Term Loan B1, 4.654% (LIBOR +
	425 bps), 12/12/25	1,655,227
1,114,534	Men’s Wearhouse, Inc., Tranche B-2 Term Loan, 4.335%
	(LIBOR + 325 bps), 4/9/25	431,882
1,643,586	Michaels Stores, Inc., 2018 New Replacement Term B Loan,
	3.534% (LIBOR + 250 bps), 1/30/23	1,355,958
1,033,733	PetSmart, Inc., Amended Term Loan, 5.0% (LIBOR +
	400 bps), 3/11/22	1,006,169
694,750	Staples, Inc., 2019 Refinancing New Term B-2 Loan,
	5.516% (LIBOR + 450 bps), 9/12/24	567,958
	Total Retail	$ 6,862,755

The accompanying notes are an integral part of these financial statements.
28 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)		Value

	Securities & Trusts — 0.6%
1,586,025	Pug LLC, USD Term B Loan, 3.904% (LIBOR +
	350 bps), 2/12/27	$ 1,324,331
778,249	Stonepeak Lonestar Holdings LLC, Initial Term Loan, 5.635%
	(LIBOR + 450 bps), 10/19/26	674,483
	Total Securities & Trusts	$ 1,998,814
	Telecommunications — 2.9%
3,042,375	CenturyLink, Inc., Term B Loan, 2.654% (LIBOR +
	225 bps), 3/15/27	$ 2,889,496
1,745,614	Commscope, Inc., Initial Term Loan, 3.654% (LIBOR +
	325 bps), 4/6/26	1,657,897
1,973,981	Level 3 Financing, Inc., Tranche B 2027 Term Loan, 2.154%
	(LIBOR + 175 bps), 3/1/27	1,897,900
1,000,000(b)	T-Mobile USA, Inc., Term Loan, 4/1/27	994,750
1,045,876	Virgin Media Bristol LLC, Facility N Term Loan, 3.314%
	(LIBOR + 250 bps), 1/31/28	991,901
731,311	Windstream Services LLC (fka Windstream Corp.), Tranche B-6
	Term Loan, 8.25% (PRIME + 500 bps), 3/29/21	431,474
948,360	Windstream Services LLC (fka Windstream Corp.), Tranche B-7
	Term Loan, 7.5% (PRIME + 425 bps), 2/17/24	557,636
	Total Telecommunications	$ 9,421,054
	Transportation — 1.1%
1,070,388	Dynasty Acquisition Co., Inc., 2020 Term B-1 Loan, 4.95%
	(LIBOR + 350 bps), 4/6/26	$ 946,847
575,477	Dynasty Acquisition Co., Inc., 2020 Term B-2 Loan, 4.95%
	(LIBOR + 350 bps), 4/6/26	509,057
1,481,250	Envision Healthcare Corp., Initial Term Loan, 4.154%
	(LIBOR + 375 bps), 10/10/25	1,040,578
500,000	Genesee & Wyoming, Inc., Initial Term Loan, 3.45% (LIBOR +
	200 bps), 12/30/26	488,906
530,918	Syncreon Group BV, Second Out Term Loan, 7.45% (LIBOR +
	600 bps), 4/1/25	353,060
	Total Transportation	$ 3,338,448
	Utilities — 1.9%
1,710,625	Calpine Construction Finance Co., LP, Term B Loan, 2.404%
	(LIBOR + 200 bps), 1/15/25	$ 1,647,016
1,808,548	Compass Power Generation LLC, Tranche B-1 Term Loan,
	4.5% (LIBOR + 350 bps), 12/20/24	1,731,685
1,578,265	Eastern Power LLC (Eastern Covert Midco LLC) (aka TPF II LC
	LLC), Term Loan, 4.75% (LIBOR + 375 bps), 10/2/25	1,497,923
496,231	Edgewater Generation LLC, Term Loan, 4.154% (LIBOR +
	375 bps), 12/13/25	442,886
937,496	Vistra Operations Co. LLC (fka Tex Operations Co. LLC), 2018
	Incremental Term Loan, 2.221% (LIBOR +
	175 bps), 12/31/25	911,422
	Total Utilities	$ 6,230,932
	TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $311,308,167)	$277,101,808

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 29

Schedule of Investments | 4/30/20 (continued)

Shares		Value

COMMON STOCKS — 0.0%† of Net Assets
Specialty Retail — 0.0%†
54,675^(c)	Targus Cayman SubCo., Ltd.	$ 65,063
	Total Specialty Retail	$ 65,063
Transportation Infrastructure — 0.0%†
20,199(c)	Syncreon Group BV	$ 52,174
	Total Transportation Infrastructure	$ 52,174
TOTAL COMMON STOCKS
	(Cost $421,771)	$ 117,237

Principal
Amount USD ($)

ASSET BACKED SECURITY — 0.2% of Net Assets
875,000(a)	Palmer Square Loan Funding, Ltd., Series 2018-1A,
Class D, 5.169% (3 Month USD LIBOR +
	395 bps), 4/15/26 (144A)	$ 631,609
TOTAL ASSET BACKED SECURITY
	(Cost $875,000)	$ 631,609
COMMERCIAL MORTGAGE-BACKED SECURITIES —
0.3% of Net Assets
499,958(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 7.223%
	(1 Month USD LIBOR + 623 bps), 1/25/27 (144A)	$ 419,178
625,000(a)	Morgan Stanley Capital I Trust, Series 2019-BPR,
Class D, 4.814% (1 Month USD LIBOR +
	400 bps), 5/15/36 (144A)	474,689
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $1,138,707)	$ 893,867
CORPORATE BONDS — 1.5% of Net Assets
Beverages — 0.1%
359,000	Pernod Ricard SA, 4.45%, 1/15/22 (144A)	$ 376,257
	Total Beverages	$ 376,257
Chemicals — 0.1%
376,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
	4/1/25 (144A)	$ 321,856
	Total Chemicals	$ 321,856
Distribution & Wholesale — 0.2%
855,000	Wolverine Escrow LLC, 8.5%, 11/15/24 (144A)	$ 600,638
	Total Distribution & Wholesale	$ 600,638
Diversified Finance Services — 0.4%
1,000,000	Avation Capital SA, 6.5%, 5/15/21 (144A)	$ 840,000
385,000	Nationstar Mortgage Holdings, Inc., 9.125%,
	7/15/26 (144A)	368,156
	Total Diversified Finance Services	$ 1,208,156

The accompanying notes are an integral part of these financial statements.
30 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)		Value

Mining — 0.2%
180,000	Arconic Corp., 6.0%, 5/15/25 (144A)	$ 182,025
465,000	Kaiser Aluminum Corp., 6.5%, 5/1/25 (144A)	470,813
	Total Mining	$ 652,838
Oil & Gas Services — 0.1%
1,000,000	FTS International, Inc., 6.25%, 5/1/22	$ 247,500
	Total Oil & Gas Services	$ 247,500
Retail — 0.1%
205,000	Asbury Automotive Group, Inc., 4.5%, 3/1/28 (144A)	$ 172,138
221,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30 (144A)	185,165
	Total Retail	$ 357,303
Transportation — 0.3%
1,400,000(a)	Golar LNG Partners LP, 7.942% (3 Month USD LIBOR +
	625 bps), 5/18/21 (144A)	$ 1,050,000
	Total Transportation	$ 1,050,000
TOTAL CORPORATE BONDS
	(Cost $6,512,991)	$ 4,814,548

Face
Amount USD ($)

	INSURANCE-LINKED SECURITIES — 1.4%
	of Net Assets(d)
	Collateralized Reinsurance — 0.0%†
	Multiperil – Worldwide — 0.0%†
12,000+(e)	Limestone Re 2016-1, 8/31/21	$ 9,445
300,000+(c)(e)	Resilience Re, 4/6/21	30
		$ 9,475
	Windstorm – Florida — 0.0%†
300,000+(c)(e)	Formby Re 2018, 2/28/21	$ 56,557
	Total Collateralized Reinsurance	$ 66,032
	Reinsurance Sidecars — 1.4%
	Multiperil – U.S. — 0.1%
600,000+(c)(e)	Carnoustie Re 2016, 11/30/20	$ 16,200
600,000+(c)(e)	Carnoustie Re 2017, 11/30/21	79,080
400,000+(c)(f)	Harambee Re 2018, 12/31/21	31,200
400,000+(f)	Harambee Re 2019, 12/31/22	38,200
		$ 164,680
	Multiperil – Worldwide — 1.3%
395,000(c)(e)	Alturas Re, 3/10/23	$ 404,362
4,860(c)(e)	Alturas Re 2019-2, 3/10/22	42,343
250,000+(c)(e)	Bantry Re 2016, 3/31/21	20,150
1,635,886+(c)(e)	Berwick Re 2018-1, 12/31/21	199,087
739,764+(c)(e)	Berwick Re 2019-1, 12/31/22	798,364
30,000(e)	Eden Re II, 3/22/22 (144A)	40,227

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 31

Schedule of Investments | 4/30/20 (continued)

Face
Amount USD ($)		Value

	Multiperil – Worldwide — (continued)
5,700(c)(e)	Eden Re II, 3/22/23 (144A)	$ 50,122
500,000(c)(e)	Eden Re II, 3/22/24 (144A)	515,650
350,000+(e)	Gleneagles Re 2016, 11/30/20	10,920
700,000+(c)(f)	Lorenz Re 2018, 7/1/21	50,190
400,000+(c)(e)	Merion Re 2018-2, 12/31/21	435,760
600,000+(e)	Pangaea Re 2016-1, 11/30/20	1,332
600,000+(c)(e)	Pangaea Re 2017-1, 11/30/21	9,660
600,000+(c)(e)	Pangaea Re 2018-1, 12/31/21	35,280
600,000+(c)(e)	Pangaea Re 2018-3, 7/1/22	12,446
491,548+(c)(e)	Pangaea Re 2019-1, 2/1/23	10,243
441,188+(c)(e)	Pangaea Re 2019-3, 7/1/23	443,822
486,388+(c)(e)	Pangaea Re 2020-1, 2/1/24	498,984
150,000+(c)(e)	Sector Re V, 12/1/23 (144A)	107,847
100,000+(c)(e)	Sector Re V, 12/1/24 (144A)	99,492
600,000+(c)(e)	St. Andrews Re 2017-1, 2/1/21	40,680
695,194+(c)(e)	St. Andrews Re 2017-4, 6/1/20	68,407
253,645+(c)(e)	Woburn Re 2018, 12/31/21	33,933
74,914+(c)(e)	Woburn Re 2019, 12/31/22	43,813
		$ 3,973,114
	Total Reinsurance Sidecars	$ 4,137,794
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $4,589,850)	$ 4,203,826

Principal
Amount USD ($)

	TEMPORARY CASH INVESTMENTS — 1.1%
	of Net Assets
	REPURCHASE AGREEMENTS — 1.1%
3,000,000	$3,000,000 RBC Capital Market LLC 0.03%, dated
	4/30/20 plus accrued interest on 5/1/20
	collateralized by the following:
	$790,102 Federal National Mortgage
	Association, 4.0% - 5.5%, 6/1/38 - 5/1/44
	$2,269,901 Freddie Mac Giant, 4.0%, 3/1/49	$ 3,000,000
300,000	$300,000 ScotiaBank, 0.04%, dated 4/30/20 plus
	accrued interest on 5/1/20 collateralized by the following:
	$1,049 Federal National Mortgage Association, 3.0%, 3/1/50
	$305,020 U.S. Treasury Notes, 3.0%, 9/30/25	300,000
		$ 3,300,000
	TOTAL TEMPORARY CASH INVESTMENTS
	(Cost $3,300,000)	$ 3,300,000
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 94.1%
	(Cost $328,146,486)	$291,062,895
	OTHER ASSETS AND LIABILITIES — 5.9%	$ 18,280,707
	NET ASSETS — 100.0%	$309,343,602

The accompanying notes are an integral part of these financial statements.
32 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

bps	Basis Points.
Cov-Lite	Covenant Light.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2020, the value of these securities amounted to $6,905,862, or 2.2% of net assets.
†	Amount rounds to less than 0.1%.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major
United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2020.
+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services).
(a)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2020.
(b)	This term loan will settle after April 30, 2020, at which time the interest rate will be determined.
(c)	Non-income producing security.
(d)	Securities are restricted as to resale.
(e)	Issued as participation notes.
(f)	Issued as preference shares.
SWAP CONTRACT
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT — SELL PROTECTION
	Obligation		Annual
Notional	Reference/	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Index	Receive(2)	Rate	Date	(Received)	(Depreciation)	Value
11,050,000	Markit CDX North	Receive	5.00%	6/20/25	$ (44,507)	$(495,952)	$(540,459)
	America High
	Yield Series 34
TOTAL SWAP CONTRACT					$ (44,507)	$(495,952)	$(540,459)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives quarterly.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 33

Schedule of Investments | 4/30/20 (continued)
Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2020 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$5,005,331	$4,988,079
Other Long-Term Securities	$80,185,647	$210,311,509

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2020, the Fund did not engage in any cross trade activity.
At April 30, 2020, the net unrealized depreciation on investments based on cost for federal tax purposes of $329,715,343 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 454,435
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(39,647,342)

Net unrealized depreciation	$(39,192,907)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
34 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

The following is a summary of the inputs used as of April 30, 2020, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating
Rate Loan Interests	$—	$277,101,808	$—	$277,101,808
Common Stocks
Specialty Retail	—	—	65,063	65,063
Transportation
Infrastructure	—	52,174	—	52,174
Asset Backed Security	—	631,609	—	631,609
Commercial Mortgage-Backed
Securities	—	893,867	—	893,867
Corporate Bonds	—	4,814,548	—	4,814,548
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – Worldwide	—	—	9,475	9,475
Windstorm – Florida	—	—	56,557	56,557
Reinsurance Sidecars
Multiperil – U.S.	—	—	164,680	164,680
Multiperil – Worldwide	—	—	3,973,114	3,973,114
Repurchase Agreements	—	3,300,000	—	3,300,000
Total Investments
in Securities	$—	$286,794,006	$4,268,889	$291,062,895
Other Financial Instruments
Swap contracts, at value	$—	$(540,459)	$—	$(540,459)
Total Other
Financial Instruments	$—	$(540,459)	$—	$(540,459)
The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
		Insurance-
	Common	Linked
	Stocks	Securities	Total
Balance as of 10/31/19	$65,063	$5,478,587	$5,543,650
Realized gain (loss)(1)	—	(39,503)	(39,503)
Changed in unrealized appreciation
(depreciation)(2)	7,157	201,220	208,377
Accrued discounts/premiums	—	—	—
Purchases	—	1,482,799	1,482,799
Sales	(7,157)	(2,919,277)	(2,926,434)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	—	—	—
Balance as of 4/30/20	$65,063	$4,203,826	$4,268,889

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. During the six months ended April 30, 2020, there were no transfers between Levels 1, 2 and 3.
Net change in unrealized appreciation (depreciation) of Level 3 investments still
held and considered Level 3 at April 30, 2020:	$200,644

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 35

Statement of Assets and Liabilities | 4/30/20 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $328,146,486)	$291,062,895
Cash	7,817,765
Swaps collateral	1,282,501
Due from broker for swaps	511,147
Variation margin for centrally cleared swap contracts	4,022
Receivables —
Investment securities sold	18,820,194
Fund shares sold	278,676
Interest	750,163
Due from the Adviser	35,380
Other assets	37,116
Total assets	$320,599,859
LIABILITIES:
Payables —
Investment securities purchased	$8,881,403
Fund shares repurchased	951,292
Distributions	187,509
Trustees’ fees	3,638
Unrealized depreciation on unfunded loan commitments	92,267
Swap contracts, at value (net premiums received $(44,507))	540,459
Due to affiliates	220,908
Accrued expenses	378,781
Total liabilities	$11,256,257
NET ASSETS:
Paid-in capital	$396,529,659
Distributable earnings (loss)	(87,186,057)
Net assets	$309,343,602
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $70,024,762/11,851,912 shares)	$5.91
Class C (based on $24,522,459/4,117,147 shares)	$5.96
Class Y (based on $214,796,381/36,019,638 shares)	$5.96
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $5.91 net asset value per share/100%-4.50%
maximum sales charge)	$6.19

The accompanying notes are an integral part of these financial statements.
36 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 4/30/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$10,308,352
Dividends from unaffiliated issuers	152,289
Total investment income		$10,460,641
EXPENSES:
Management fees	$1,305,330
Administrative expense	68,562
Transfer agent fees
Class A	62,184
Class C	13,192
Class Y	152,650
Distribution fees
Class A	131,611
Class C	167,519
Shareowner communications expense	30,348
Custodian fees	44,705
Registration fees	40,510
Professional fees	31,572
Printing expense	11,445
Pricing fees	24,881
Trustees’ fees	11,121
Insurance expense	3,752
Interest expense	1,892
Miscellaneous	68,570
Total expenses		$2,169,844
Less fees waived and expenses reimbursed by the Adviser		(255,017)
Net expenses		$1,914,827
Net investment income		$8,545,814
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(13,887,065)
Swap contracts	(2,063,303)	$(15,950,368)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(27,214,277)
Swap contracts	(764,824)
Unfunded loan commitments	(83,686)	$(28,062,787)
Net realized and unrealized gain (loss) on investments		$(44,013,155)
Net decrease in net assets resulting from operations		$(35,467,341)

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 37

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	4/30/20	Ended
	(unaudited)	10/31/19

FROM OPERATIONS:
Net investment income (loss)	$8,545,814	$32,610,208
Net realized gain (loss) on investments	(15,950,368)	(11,811,251)
Change in net unrealized appreciation
(depreciation) on investments	(28,062,787)	(7,290,318)
Net increase (decrease) in net assets resulting
from operations	$(35,467,341)	$13,508,639
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.15 and $0.32 per share, respectively)	$(2,424,336)	$(6,547,561)
Class C ($0.12 and $0.27 per share, respectively)	(631,335)	(2,223,349)
Class Y ($0.16 and $0.34 per share, respectively)	(7,365,176)	(24,842,616)
Total distributions to shareowners	$(10,420,847)	$(33,613,526)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$65,171,170	$168,055,803
Reinvestment of distributions	8,848,854	28,938,127
Cost of shares repurchased	(214,924,011)	(623,353,648)
Net decrease in net assets resulting from
Fund share transactions	$(140,903,987)	$(426,359,718)
Net decrease in net assets	$(186,792,175)	$(446,464,605)
NET ASSETS:
Beginning of period	$496,135,777	$942,600,382
End of period	$309,343,602	$496,135,777

The accompanying notes are an integral part of these financial statements.
38 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

	Six Months	Six Months
	Ended	Ended
	4/30/20	4/30/20	Year Ended	Year Ended
	Shares	Amount	10/31/19	10/31/19
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	2,453,818	$15,722,113	3,390,761	$22,477,360
Reinvestment of
distributions	358,823	2,294,200	939,559	6,214,408
Less shares repurchased	(9,320,699)	(57,683,112)	(9,880,687)	(65,579,309)
Net decrease	(6,508,058)	$(39,666,799)	(5,550,367)	$(36,887,541)
Class C
Shares sold	337,825	$2,186,205	1,084,913	$7,194,599
Reinvestment of
distributions	89,085	570,950	306,250	2,026,655
Less shares repurchased	(2,258,787)	(14,034,350)	(5,587,402)	(37,054,505)
Net decrease	(1,831,877)	$(11,277,195)	(4,196,239)	$(27,833,251)
Class Y
Shares sold	7,314,050	$47,262,852	20,786,285	$138,383,844
Reinvestment of
distributions	933,683	5,983,704	3,121,496	20,697,064
Less shares repurchased	(23,313,884)	(143,206,549)	(78,459,853)	(520,719,834)
Net decrease	(15,066,151)	$(89,959,993)	(54,552,072)	$(361,638,926)

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 39

Financial Highlights

	Six Months
	Ended		Year	Year	Year	Year	Year
	4/30/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		10/31/19	10/31/18	10/31/17	10/31/16*	10/31/15*

Class A
Net asset value, beginning of period	$6.57		$6.73	$6.80	$6.79	$6.73	$6.86
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.12		$0.31	$0.26	$0.24	$0.24	$0.24
Net realized and unrealized gain (loss) on investments	(0.63)		(0.15)	(0.06)	0.01	0.05	(0.14)
Net increase (decrease) from investment operations	$(0.51)		$0.16	$0.20	$0.25	$0.29	$0.10
Distributions to shareowners:
Net investment income	$(0.15)		$(0.32)	$(0.27)	$(0.24)	$(0.23)	$(0.23)
Net increase (decrease) in net asset value	$(0.66)		$(0.16)	$(0.07)	$0.01	$0.06	$(0.13)
Net asset value, end of period	$5.91		$6.57	$6.73	$6.80	$6.79	$6.73
Total return (b)	(7.97	)%(c)	2.42%	2.96%	3.71%	4.49%	1.53%
Ratio of net expenses to average net assets	1.07	%(d)	1.07%	1.01%	1.02%	1.01%	1.08%
Ratio of net investment income (loss) to average net assets	3.74	%(d)	4.64%	3.89%	3.54%	3.66%	3.48%
Portfolio turnover rate	21	%(c)	13%	42%	69%	51%	24%
Net assets, end of period (in thousands)	$70,025		$120,559	$161,020	$193,193	$194,408	$174,979
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.12	%(d)	1.11%	1.01%	1.02%	1.04%	1.10%
Net investment income (loss) to average net assets	3.69	%(d)	4.60%	3.89%	3.54%	3.63%	3.46%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
40 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

	Six Months
	Ended		Year	Year	Year	Year	Year
	4/30/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		10/31/19	10/31/18	10/31/17	10/31/16*	10/31/15*

Class C
Net asset value, beginning of period	$6.57		$6.74	$6.80	$6.79	$6.74	$6.87
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.10		$0.26	$0.21	$0.19	$0.19	$0.19
Net realized and unrealized gain (loss) on investments	(0.59)		(0.16)	(0.05)	0.01	0.05	(0.13)
Net increase (decrease) from investment operations	$(0.49)		$0.10	$0.16	$0.20	$0.24	$0.06
Distributions to shareowners:
Net investment income	$(0.12)		$(0.27)	$(0.22)	$(0.19)	$(0.19)	$(0.19)
Net increase (decrease) in net asset value	$(0.61)		$(0.17)	$(0.06)	$0.01	$0.05	$(0.13)
Net asset value, end of period	$5.96		$6.57	$6.74	$6.80	$6.79	$6.74
Total return (b)	(7.58	)%(c)	1.52%	2.35%	2.93%	3.58%	0.81%
Ratio of net expenses to average net assets	1.80	%(d)	1.77%	1.76%	1.77%	1.79%	1.81%
Ratio of net investment income (loss) to average net assets	3.01	%(d)	3.94%	3.15%	2.78%	2.89%	2.74%
Portfolio turnover rate	21	%(c)	13%	42%	69%	51%	24%
Net assets, end of period (in thousands)	$24,522		$39,105	$68,364	$79,057	$85,563	$92,924
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.85	%(d)	1.81%	1.76%	1.77%	1.81%	1.84%
Net investment income (loss) to average net assets	2.96	%(d)	3.90%	3.15%	2.78%	2.87%	2.71%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 41

Financial Highlights (continued)

	Six Months
	Ended		Year	Year	Year	Year	Year
	4/30/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		10/31/19	10/31/18	10/31/17	10/31/16*	10/31/15*

Class Y
Net asset value, beginning of period	$6.59		$6.75	$6.82	$6.81	$6.75	$6.88
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.13		$0.33	$0.29	$0.26	$0.27	$0.26
Net realized and unrealized gain (loss) on investments	(0.60)		(0.15)	(0.07)	0.01	0.05	(0.13)
Net increase (decrease) from investment operations	$(0.47)		$0.18	$0.22	$0.27	$0.32	$0.13
Distributions to shareowners:
Net investment income	$(0.16)		$(0.34)	$(0.29)	$(0.26)	$(0.26)	$(0.26)
Net increase (decrease) in net asset value	$(0.63)		$(0.16)	$(0.07)	$0.01	$0.06	$(0.13)
Net asset value, end of period	$5.96		$6.59	$6.75	$6.82	$6.81	$6.75
Total return (b)	(7.30	)%(c)	2.74%	3.27%	4.05%	4.85%	1.92%
Ratio of net expenses to average net assets	0.71	%(d)	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	4.10	%(d)	5.00%	4.22%	3.86%	3.97%	3.84%
Portfolio turnover rate	21	%(c)	13%	42%	69%	51%	24%
Net assets, end of period (in thousands)	$214,796		$336,472	$713,216	$593,640	$453,152	$323,812
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.86	%(d)	0.85%	0.77%	0.79%	0.82%	0.82%
Net investment income (loss) to average net assets	3.95	%(d)	4.85%	4.15%	3.77%	3.85%	3.72%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
42 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

Notes to Financial Statements | 4/30/20 (unaudited)
1. Organization and Significant Accounting Policies
Pioneer Floating Rate Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.
The Fund offers four classes of shares designated as Class A, Class C, and Class Y shares. Class K shares did not have assets or shareholders as of April 30, 2020. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the
Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 43

reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
44 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation
Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 45

team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At April 30, 2020, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.02% of net assets. The value of this fair valued security was $65,063.
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
46 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2019 was as follows:
2019
Distributions paid from:
Ordinary income	$33,613,526
Total	$33,613,526

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2019:
2019
Distributable earnings:
Undistributed ordinary income	$1,549,823
Capital loss carryforward	(32,211,694)
Dividend payable	(278,430)
Net unrealized depreciation	(10,357,568)
Total	$(41,297,869)

Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 47

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swap contracts, the tax treatment of premium and amortization, adjustments relating to Insurance-Linked Securities, the tax adjustments relating to credit default swaps, preferred stocks and other holdings.
D.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $3,190 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2020.
E.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
F.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
48 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
Certain instruments held by the Fund pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phaseout cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or
Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 49

unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
G.   Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the
50 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
H.   Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 51

Open repurchase agreements at April 30, 2020, are disclosed in the Schedule of Investments.
I.    Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a
52 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at April 30, 2020, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the six months ended April 30, 2020, was $844,237. Open credit default swap contracts at April 30, 2020, are listed in the Schedule of Investments.
2.   Management Agreement
The Adviser manages the Fund’s portfolio. Effective October 1, 2018, Management fees are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $500 million, 0.55% of the next $1.5 billion of the Fund’s average daily net assets, and 0.50% of the Fund’s average daily net assets over $2 billion. For the six months ended April 30, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund’s average daily net assets.
Prior to March 10, 2020, the Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all Fund expenses other than taxes, brokerage commissions, acquired Fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 0.70% of the average daily net assets attributable to Class Y shares. Effective March 10, 2020, the Adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to
Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 53

0.75% of the average daily net assets attributable to Class Y shares. These expense limitations are in effect through March 1, 2021. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above.
Fees waived and expenses reimbursed during the six months ended April 30, 2020, are reflected on the Statement of Operations. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $180,068 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2020.
3.   Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2020, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications

Class A	$3,966
Class C	5,325
Class Y	21,057
Total	$30,348
4.   Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C
54 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $40,840 in distribution fees payable to the Distributor at April 30, 2020.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2020, CDSCs in the amount of $5,347 were paid to the Distributor.
5.   Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility that is in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. As of April 30, 2020, there were no borrowings outstanding.
For the six months ended April 30, 2020, the average daily amount of borrowings outstanding during the period was as follows:
Weighted Average
	Average daily	annualized	Number of	Total interest
	amount of	interest rate	days	expense on
	borrowings	for the period	outstanding	borrowings*
	$6,433,333	1.01%	5	$1,892
*	Interest expense is recorded on the Statement of Operations.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 55

6.   Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2020, was as follows:
Statement of Assets and Liabilities
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities
Swap contracts,
at value	$ —	$(540,459)	$ —	$ —	$ —
Total Value	$ —	$(540,459)	$ —	$ —	$ —

56 Pioneer Floating Rate Fund | Semiannual Report | 4/30/20

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2020, was as follows:
Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Swap contracts	$ —	$(2,063,303)	$ —	$ —	$ —
Total Value	$ —	$(2,063,303)	$ —	$ —	$ —
Change in net
unrealized
appreciation
(depreciation) on:
Swap contracts	$ —	$ (764,824)	$ —	$ —	$ —
Total Value	$ —	$ (764,824)	$ —	$ —	$ —

7. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of April 30, 2020, the Fund had the following unfunded loan commitments outstanding:
				Unrealized
Loan	Principal	Cost	Value	Depreciation
GBT US LLC	$729,203	$714,918	$652,637	$(62,281)
NMN Holdings III Corp.	305,885	305,283	275,297	(29,986)
Total Value	$1,035,088	$1,020,201	$927,934	$(92,267)

Pioneer Floating Rate Fund | Semiannual Report | 4/30/20 57

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes
Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
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How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer. com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 20856-13-0620

Pioneer Flexible
Opportunities Fund

Semiannual Report | April 30, 2020
Ticker Symbols:
Class A	PMARX
Class C	PRRCX
Class K	FLEKX
Class R	MUARX
Class Y	PMYRX

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a first quarter that will go down in the history books. The beginning of the year seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
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Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 3

Portfolio Management Discussion | 4/30/20
In the following discussion, Michele Garau and Howard Weiss review recent market events and describe the factors that affected the performance of Pioneer Flexible Opportunities Fund during the six-month period ended April 30, 2020. Mr. Garau, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the management of the Fund, along with Mr. Weiss, CFA, a vice president and a portfolio manager at Amundi Pioneer, and Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer.
Q    How did the Fund perform during the six-month period ended April 30, 2020?
A    Pioneer Flexible Opportunities Fund’s Class A shares returned -12.56% at net asset value during the six-month period ended April 30, 2020, while the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index (the Bloomberg Barclays Index), returned 3.08%. During the same period, the average return of the 251 mutual funds in Morningstar’s Tactical Allocation Funds category was -6.36%.
Q    How did the financial markets perform during the six-month period ended April 30, 2020?
A    Although higher-risk assets posted negative returns over the past six months, the period in fact began on a favorable note in November 2019. Markets generally marched steadily higher from the beginning of November through mid-February, thanks to the combination of steady global economic growth, accommodative central-bank policies, and progress on the U.S.-China trade dispute. The supportive environment abruptly changed in mid-February 2020 once it became clear that the spread of the COVID-19 virus was becoming a global issue and not one limited to specific regions of China. In response, officials around the world enacted virus-containment measures that shut down large swaths of the economies in the United States and other developed markets.
In response, investors quickly recalibrated their expectations to reflect a steep decline in economic growth and corporate earnings in the coming year. The sudden, adverse change in the investment backdrop led to significant market downturns across the full spectrum of riskier assets, including global equities, the credit-sensitive sectors of the bond market, and commodities. On the other hand, categories viewed as “safe havens,”
4 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20

including U.S. Treasuries, gold, and the U.S. dollar (USD) performed well in the flight-to-quality market environment that took hold in February and March.
While stocks and other higher-risk asset classes recovered somewhat in April following extraordinary stimulus efforts from world governments and central banks, they nonetheless closed the full six-month period in negative territory.
Q    Could you discuss some of the investment decisions that factored into the Fund’s benchmark-relative performance during the six-month period ended April 30, 2020?
A    Although the Fund was positioned in a defensive manner throughout the six-month period, it underperformed the benchmark due to the broader sell-off in the financial markets. In contrast, the Bloomberg Barclays Index gained ground over the period thanks to the strong rally in government bonds. The Fund’s large weighting in equities, the returns of which lagged the benchmark by a wide margin, was the primary reason for the relative underperformance. The Fund’s fixed-income positioning was also a small detractor from benchmark-relative returns during the six-month period given that the portfolio’s holdings were tilted toward credit-sensitive issues rather than developed-market government bonds. A modest allocation to commodities further detracted from the Fund’s benchmark-relative performance.
Q    Did the Fund have any exposure to derivatives during the six-month period ended April 30, 2020? If so, how did the use of derivatives affect the Fund’s performance?
A    During the six-month period, we used derivatives across a broad spectrum of asset classes to establish specific market or issuer exposure in the portfolio, and to attempt to manage downside risk. The derivative instruments we used included equity, fixed-income, and commodity futures; credit-linked securities; long or short positions in exchange-traded funds (ETFs); forward foreign currency contracts; Treasury futures contracts; and options on both indices and individual securities.
The use of derivatives, after weighing on the Fund’s benchmark-relative returns when the markets were rising, subsequently contributed positively to relative performance once asset prices turned lower in February and March. Overall, however, the use of derivatives was a small minor net detractor from the Fund’s benchmark-relative performance for the six-month period.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 5

Despite the underperformance, we believe derivatives continue to offer an efficient way to manage the Fund’s allocations without our having to make material changes to the portfolio’s holdings. Since we use derivatives in an effort to achieve the Fund’s risk/return objectives, we feel they should be evaluated within the context of the entire portfolio, rather than as a stand-alone strategy.
Q    Could you discuss the Fund’s positioning as of April 30, 2020?
A    We have maintained a defensive portfolio posture while awaiting more clarity regarding both the virus situation and the path for economic recovery. Still, we have continued to favor equities over bonds given the unfavorable valuations in the latter category, and we sought to capitalize on the recent market sell-off by modestly increasing the Fund’s equity weighting. While the current positioning may lead to higher volatility for the Fund in the short term, we believe it is appropriate from a longer-term standpoint. A significant portion of the increase in the portfolio’s equity weighting stemmed from additional exposure to the “bond proxy” sectors – such as real estate investment trusts and utility stocks in Italy and Spain – which we believe offer more compelling yield potential and capital appreciation opportunities than what is currently available within the fixed-income markets.
The Fund’s portfolio has remained globally diversified* through investments in both the U.S. and foreign markets. As of April 30, 2020, the portfolio’s equity holdings represented approximately 80% of invested assets (excluding hedges). At the regional level, the Fund’s equity weightings stood at 36% in North America, 25% in other developed economies (ex-U.S.), and 19% in the emerging markets.
The portfolio’s equity holdings featured a continued underweight position in Europe and an overweight in China. We are certainly aware that China is likely to experience negative economic growth in the near term, but we also think the country may be among the first to recover once the threat from COVID-19 has abated enough to allow for normal or near-normal economic activity. Accordingly, we have maintained Fund allocations to domestic-oriented companies in China, Japan, Hong Kong, and Singapore. In China, the Fund’s investments have been focused on real estate
*	Diversification does not assure a profit nor protect against loss.
6 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20

developers, online teaching firms, banks, car distributors, and internet companies. The Fund’s portfolio of domestic equities has remained tilted toward defense and health care stocks. We also have continued to emphasize shares of companies with long histories of increasing their dividends**, and those that have effectively reduced their number of net shares outstanding through buybacks. We believe companies in both categories generally have offered compelling fundamental characteristics and valuations.
Fixed-income securities represented roughly 8% of the Fund’s invested assets at the end of April, with the majority of the allocation invested in the United States. Cash and cash equivalents made up the remainder of the portfolio’s investments.
The Fund’s positioning reflects our understanding of the current economic climate. That said, uncertainty persists with respect to how the economic effects of the COVID-19 pandemic will ultimately play out. We therefore have remained focused on determining whether those external considerations may have an effect on our core outlook, which would in turn affect the Fund’s investment orientation.
Please refer to the Schedule of Investments on pages 19–31 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund has the ability to invest in a wide variety of securities and asset classes.
** Dividends are not guaranteed.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 7

The Fund may invest in underlying funds (including ETFs). In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.
The Fund and some of the underlying funds employ leverage through the use of derivatives, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund or an underlying fund’s investments decline in value.
The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.
The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit to the amount of loss on an appreciating security that is sold short.
The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.
The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
The Fund may invest in subordinated securities, which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate.
The Fund may invest in insurance-linked securities. The return of principal and the payment of interest on insurance-linked bonds are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.
The Fund may invest in commodity-linked derivatives. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.
Investments in equity securities are subject to price fluctuation.
Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks.
8 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20

International investments are subject to special risks, including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.
Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities will generally fall.
Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
High-yield bonds possess greater price volatility, illiquidity, and possibility of default.
These risks may increase share price volatility.
There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.
Please see the prospectus for a more complete discussion of the Fund’s risks.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 9

Portfolio Summary | 4/30/20

10 Largest Holdings
(As a percentage of total investments)*
1.	ETFMG Prime Cyber Security ETF	4.21%
2.	L3Harris Technologies, Inc.	2.28
3.	Booz Allen Hamilton Holding Corp.	1.86
4.	Microsoft Corp.	1.76
5.	Alibaba Group Holding, Ltd. (A.D.R.)	1.64
6.	Abbott Laboratories	1.58
7.	Leidos Holdings, Inc.	1.47
8.	Iberdrola SA	1.42
9.	AbbVie, Inc.	1.38
10.	Snam S.p.A.	1.37

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20

Prices and Distributions | 4/30/20

Net Asset Value per Share

Class	4/30/20	10/31/19
A	$10.34	$12.04
C	$10.09	$11.75
K	$10.33	$12.03
R	$10.24	$11.75
Y	$10.38	$12.09

Distributions per Share: 11/1/19 – 4/30/20

		Short-Term	Long-Term
Class	Dividends	Capital Gains	Capital Gains
A	$0.2159	$ —	$ —
C	$0.1710	$ —	$ —
K	$0.2345	$ —	$ —
R	$0.0080	$ —	$ —
Y	$0.2341	$ —	$ —

The Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–16.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 11

Performance Update | 4/30/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Flexible Opportunities Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1–10 Year Index.
Average Annual Total Returns
(As of April 30, 2020)

			BBG
			Barclays
	Net	Public	U.S. Treasury
	Asset	Offering	TIPS
	Value	Price	1-10 Year
Period	(NAV)	(POP)	Index
Life of Class
(5/3/2010)	4.77%	4.29%	2.60%
5 years	0.15	-0.77	2.41
1 year	-11.99	-15.95	6.16

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross	Net
1.26%	1.23%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2021, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20

Performance Update | 4/30/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1–10 Year Index.
Average Annual Total Returns
(As of April 30, 2020)
			BBG
			Barclays
			U.S. Treasury
			TIPS
	If	If	1-10 Year
Period	Held	Redeemed	Index
Life of Class
(5/3/2010)	3.97%	3.97%	2.60%
5 years	-0.63	-0.63	2.41
1 year	-12.72	-12.72	6.16

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
2.00%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 13

Performance Update | 4/30/20	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1–10 Year Index.
Average Annual Total Returns
(As of April 30, 2020)
		BBG
		Barclays
	Net	U.S. Treasury
	Asset	TIPS
	Value	1-10 Year
Period	(NAV)	Index
Life of Fund
(5/3/2010)	4.83%	2.60%
5 years	0.25	2.41
1 year	-11.75	6.16

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
0.91%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on June 22, 2018, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on June 22, 2018, would have been higher than the performance shown. For the period beginning June 22, 2018, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20

Performance Update | 4/30/20	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1–10 Year Index.
Average Annual Total Returns
(As of April 30, 2020)
		BBG
		Barclays
	Net	U.S. Treasury
	Asset	TIPS
	Value	1-10 Year
Period	(NAV)	Index
Life of Fund
(5/3/2010)	4.23%	2.60%
5 years	-0.74	2.41
1 year	-13.74	6.16

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
2.94%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on September 13, 2013, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning September 13, 2013, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 15

Performance Update | 4/30/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1–10 Year Index.
Average Annual Total Returns
(As of April 30, 2020)
		BBG
		Barclays
	Net	U.S. Treasury
	Asset	TIPS
	Value	1-10 Year
Period	(NAV)	Index
Life of Class
(5/3/2010)	5.07%	2.60%
5 years	0.42	2.41
1 year	-11.79	6.16

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross	Net
1.00%	0.93%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2021, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund
Based on actual returns from November 1, 2019 through April 30, 2020.
Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/19
Ending Account	$874.40	$870.90	$875.80	$872.30	$875.50
Value (after expenses)
on 4/30/20
Expenses Paid	$5.59	$9.21	$4.20	$8.10	$4.20
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.20%, 1.98%, 0.90%, 1.74% and 0.90% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 17

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2019 through April 30, 2020.
Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/19
Ending Account	$1,018.90	$1,015.02	$1,020.39	$1,016.21	$1,020.39
Value (after expenses)
on 4/30/20
Expenses Paid	$6.02	$9.92	$4.52	$8.72	$4.52
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.20%, 1.98%, 0.90%, 1.74% and 0.90% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).

18 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20

Schedule of Investments | 4/30/20 (Consolidated) (unaudited)
Shares		Value

	UNAFFILIATED ISSUERS — 95.0%
	COMMON STOCKS — 82.7% of Net Assets
	Aerospace & Defense — 3.2%
9,722	Curtiss-Wright Corp.	$ 1,007,685
41,165	L3Harris Technologies, Inc.	7,973,660
8,118(a)	Teledyne Technologies, Inc.	2,643,789
	Total Aerospace & Defense	$ 11,625,134
	Air Freight & Logistics — 0.8%
77,802	Cia de Distribucion Integral Logista Holdings SA	$ 1,385,621
59,000	ZTO Express Cayman, Inc. (A.D.R.)	1,755,840
	Total Air Freight & Logistics	$ 3,141,461
	Automobiles — 0.7%
741,000	Geely Automobile Holdings, Ltd.	$ 1,158,582
30,222	Porsche Automobil Holding SE	1,523,692
	Total Automobiles	$ 2,682,274
	Banks — 4.4%
243,830	Bank for Foreign Trade of Vietnam JSC	$ 707,689
69,272	BAWAG Group AG (144A)	2,353,600
12,232	BNP Paribas SA	384,179
457,000	China Construction Bank Corp., Class H	372,597
196,331(a)	FinecoBank Banca Fineco S.p.A.	2,180,519
5,950	First Republic Bank	620,525
29,176	JPMorgan Chase & Co.	2,793,893
19,145	KBC Group NV	1,033,378
3,072,000	Postal Savings Bank of China Co., Ltd.,
	Class H (144A)	1,842,808
241,600	Public Bank Bhd	920,756
295,427	Sberbank of Russia PJSC (A.D.R.)	3,104,938
	Total Banks	$ 16,314,882
	Biotechnology — 3.6%
58,899	AbbVie, Inc.	$ 4,841,498
14,100	Amgen, Inc.	3,373,002
7,797(a)	Biogen, Inc.	2,314,384
3,133(a)	Regeneron Pharmaceuticals, Inc.	1,647,582
5,013(a)	Vertex Pharmaceuticals, Inc.	1,259,266
	Total Biotechnology	$ 13,435,732
	Building Products — 0.5%
1,315,000	China Lesso Group Holdings, Ltd.	$ 1,869,447
	Total Building Products	$ 1,869,447
	Capital Markets — 1.3%
68,283	AllianceBernstein Holding LP	$ 1,599,188
49,326	Banca Generali S.p.A.	1,224,247

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 19

Schedule of Investments | 4/30/20 (Consolidated) (unaudited) (continued)
Shares		Value

	Capital Markets — (continued)
6,472	DWS Group GmbH & Co. KGaA (144A)	$ 204,866
6,041	S&P Global, Inc.	1,769,288
	Total Capital Markets	$ 4,797,589
	Chemicals — 0.2%
2,715	Ecolab, Inc.	$ 525,352
1,402,000	Sinopec Shanghai Petrochemical Co., Ltd., Class H	385,242
	Total Chemicals	$ 910,594
	Commercial Services & Supplies — 3.9%
732,000	A-Living Services Co., Ltd., Class H (144A)	$ 4,032,225
448,000	Country Garden Services Holdings Co., Ltd.	2,080,589
19,236	Republic Services, Inc.	1,506,948
42,500	Secom Co., Ltd.	3,570,579
34,534	Waste Management, Inc.	3,454,091
	Total Commercial Services & Supplies	$ 14,644,432
	Construction Materials — 0.7%
137,316	Buzzi Unicem S.p.A.	$ 2,689,944
	Total Construction Materials	$ 2,689,944
	Consumer Discretionary — 1.1%
2,390,000	China New Higher Education Group, Ltd. (144A)	$ 1,254,868
175,118(a)	Vipshop Holdings, Ltd. (A.D.R.)	2,789,629
	Total Consumer Discretionary	$ 4,044,497
	Diversified Consumer Services — 1.2%
555,000	China Education Group Holdings, Ltd.	$ 935,065
2,974,000	China Yuhua Education Corp., Ltd. (144A)	2,992,550
1,036,000	Wisdom Education International Holdings Co., Ltd.	438,369
	Total Diversified Consumer Services	$ 4,365,984
	Diversified Financial Services — 0.2%
8,618	Wendel SE	$ 736,265
	Total Diversified Financial Services	$ 736,265
	Diversified Telecommunication Services — 0.1%
1,634,000	China Tower Corp., Ltd., Class H (144A)	$ 366,781
	Total Diversified Telecommunication Services	$ 366,781
	Electric Utilities — 4.0%
10,599	Duke Energy Corp.	$ 897,311
178,844	Endesa SA	3,966,728
637,103	Enel S.p.A.	4,351,599
495,952	Iberdrola SA	4,964,996
206,137(a)	Public Power Corp., SA	598,322
	Total Electric Utilities	$ 14,778,956

The accompanying notes are an integral part of these financial statements.
20 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20

Shares			Value

		Electrical Equipment — 0.4%
	9,134	Rockwell Automation, Inc.	$ 1,730,710
		Total Electrical Equipment	$ 1,730,710
		Equity Real Estate Investment
		Trusts (REITs) — 4.4%
	957,100	Ascendas Real Estate Investment Trust	$ 2,016,377
SGD	913,200	Ascott Residence Trust	579,758
	1,204,682	Frasers Logistics & Industrial Trust	905,808
	1,308	GLP J-Reit	1,692,584
	20,756	Healthpeak Properties, Inc.	542,562
	4,624	ICADE	355,286
	1,988	Ichigo Office REIT Investment Corp.	1,268,640
	1,335	Industrial & Infrastructure Fund Investment Corp.	1,868,265
	177	Kenedix Office Investment Corp.	890,078
	182	Kenedix Residential Next Investment Corp.	289,339
	488,600	Mapletree Industrial Trust	883,795
	385,800	Mapletree Logistics Trust	492,598
	82,340	Medical Properties Trust, Inc.	1,411,308
	600	Nippon Prologis REIT, Inc.	1,654,709
	147	NIPPON REIT Investment Corp.	443,667
	293	Nomura Real Estate Master Fund, Inc.	337,872
	222,000	Parkway Life Real Estate Investment Trust	519,667
		Total Equity Real Estate Investment Trusts (REITs)	$ 16,152,313
		Financials — 0.2%
	992,581(a)	Alpha Bank AE	$ 725,145
		Total Financials	$ 725,145
		Food Products — 1.4%
	35,497	Archer-Daniels-Midland Co.	$ 1,318,359
	911,000	China Feihe, Ltd. (144A)	1,899,178
	18,282	Nestle SA	1,929,304
		Total Food Products	$ 5,146,841
		Gas Utilities — 2.8%
	151,228	Enagas SA	$ 3,526,476
	181,900	ENN Energy Holdings, Ltd.	2,055,619
	1,068,587	Snam S.p.A.	4,784,690
		Total Gas Utilities	$ 10,366,785
		Health Care Equipment & Supplies — 3.7%
	60,206	Abbott Laboratories	$ 5,544,370
	18,858	Danaher Corp.	3,082,529
	6,394(a)	IDEXX Laboratories, Inc.	1,774,974
	84,800	Olympus Corp.	1,365,139

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 21

Schedule of Investments | 4/30/20 (Consolidated) (unaudited) (continued)

Shares		Value

	Health Care Equipment & Supplies — (continued)
1,400,000(a)	PW Medtech Group, Ltd.	$ 213,116
7,985	Stryker Corp.	1,488,644
	Total Health Care Equipment & Supplies	$ 13,468,772
	Health Care Providers & Services — 1.6%
6,122	Anthem, Inc.	$ 1,718,629
4,445	Cigna Corp.	870,242
8,906	Humana, Inc.	3,400,489
	Total Health Care Providers & Services	$ 5,989,360
	Hotels, Restaurants & Leisure — 0.5%
113,000	Galaxy Entertainment Group, Ltd.	$ 735,437
19,880	Las Vegas Sands Corp.	954,638
	Total Hotels, Restaurants & Leisure	$ 1,690,075
	Household Durables — 1.0%
18,497	Berkeley Group Holdings Plc	$ 974,822
95,775	Persimmon Plc	2,660,706
	Total Household Durables	$ 3,635,528
	Industrial Conglomerates — 0.3%
16,200	Rheinmetall AG	$ 1,096,926
	Total Industrial Conglomerates	$ 1,096,926
	Industrials — 0.5%
7,994	Teleperformance	$ 1,790,567
	Total Industrials	$ 1,790,567
	Information Technology — 0.6%
37,375(a)	Micron Technology, Inc.	$ 1,789,889
13,255	Samsung Electronics Co., Ltd.	545,500
	Total Information Technology	$ 2,335,389
	Insurance — 4.8%
25,755	Allianz SE	$ 4,764,012
56,966	NN Group NV	1,647,848
494,203	Poste Italiane S.p.A. (144A)	4,196,162
26,918	Swiss Re AG	1,941,909
87,000	Tokio Marine Holdings, Inc.	4,128,208
3,076	Zurich Insurance Group AG	978,930
	Total Insurance	$ 17,657,069
	Interactive Media & Services — 2.2%
2,186(a)	Alphabet, Inc.	$ 2,943,886
10,600	Dip Corp.	232,402
11,100(a)	LINE Corp.	545,757

The accompanying notes are an integral part of these financial statements.
22 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20

Shares		Value

	Interactive Media & Services — (continued)
66,000	Tencent Holdings, Ltd.	$ 3,550,470
192,500	Z Holdings Corp.	752,507
	Total Interactive Media & Services	$ 8,025,022
	Internet & Direct Marketing Retail — 3.8%
28,325(a)	Alibaba Group Holding, Ltd. (A.D.R.)	$ 5,740,628
1,244(a)	Amazon.com, Inc.	3,077,656
11,300	ASKUL Corp.	322,601
96,968(a)	JD.com, Inc. (A.D.R.)	4,179,321
43,000(a)	Meituan Dianping, Class B	575,800
	Total Internet & Direct Marketing Retail	$ 13,896,006
	IT Services — 3.9%
88,705	Booz Allen Hamilton Holding Corp.	$ 6,514,495
17,900	GMO internet, Inc.	393,955
52,117	Leidos Holdings, Inc.	5,149,681
2,896	Mastercard, Inc.	796,313
10,541	Science Applications International Corp.	860,778
5,117	Wirecard AG	506,660
	Total IT Services	$ 14,221,882
	Life Sciences Tools & Services — 2.2%
33,872	Agilent Technologies, Inc.	$ 2,596,627
7,686(a)	Charles River Laboratories International, Inc.	1,111,934
12,830	Thermo Fisher Scientific, Inc.	4,293,944
	Total Life Sciences Tools & Services	$ 8,002,505
	Machinery — 1.1%
31,625(a)	Ingersoll Rand, Inc.	$ 919,655
1,528,000	Sany Heavy Equipment International Holdings
	Co., Ltd.	812,132
73,800	Volvo AB, Class B	954,056
1,731,000	Zoomlion Heavy Industry Science & Technology
	Co., Ltd., Class H	1,393,438
	Total Machinery	$ 4,079,281
	Media — 0.3%
13,600	CyberAgent, Inc.	$ 576,051
93,300	Macromill, Inc.	603,227
	Total Media	$ 1,179,278
	Metals & Mining — 1.5%
23,352	Anglo American Platinum, Ltd.	$ 1,230,549
159,855	MMC Norilsk Nickel PJSC (A.D.R.)	4,370,436
	Total Metals & Mining	$ 5,600,985

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 23

Schedule of Investments | 4/30/20 (Consolidated) (unaudited) (continued)
Shares		Value

	Mortgage Real Estate Investment
	Trusts (REITs) — 3.3%
320,638	AGNC Investment Corp.	$ 3,982,324
431,725	Annaly Capital Management, Inc.	2,698,281
554,348	Redwood Trust, Inc.	2,272,827
70,014	Starwood Property Trust, Inc.	905,981
532,222	Two Harbors Investment Corp.	2,432,254
	Total Mortgage Real Estate Investment
	Trusts (REITs)	$ 12,291,667
	Multi-Utilities — 0.1%
101,992	Hera S.p.A.	$ 377,363
	Total Multi-Utilities	$ 377,363
	Oil, Gas & Consumable Fuels — 1.9%
56,870	ConocoPhillips	$ 2,394,227
68,647	LUKOIL PJSC (A.D.R.)	4,432,537
	Total Oil, Gas & Consumable Fuels	$ 6,826,764
	Pharmaceuticals — 3.9%
28,098	Johnson & Johnson	$ 4,215,824
36,200	Ono Pharmaceutical Co., Ltd.	875,068
7,194	Roche Holding AG	2,499,200
37,998	Sanofi	3,712,017
22,446	Zoetis, Inc.	2,902,492
	Total Pharmaceuticals	$ 14,204,601
	Professional Services — 0.2%
111,219	Applus Services SA	$ 730,909
	Total Professional Services	$ 730,909
	Real Estate — 0.2%
744,000	CIFI Holdings Group Co., Ltd.	$ 565,320
	Total Real Estate	$ 565,320
	Real Estate Management & Development — 3.0%
1,333,200	Ascendas India Trust	$ 1,201,039
314,000	China Resources Land, Ltd.	1,288,139
187,800	City Developments, Ltd.	1,060,392
1,566,500(a)	KWG Group Holdings, Ltd.	2,307,822
858,000	Longfor Group Holdings, Ltd. (144A)	4,344,430
145,000	Shimao Property Holdings, Ltd.	585,488
7	Vinhomes JSC (144A)	19
26,000	Wheelock & Co., Ltd.	190,347
	Total Real Estate Management & Development	$ 10,977,676

The accompanying notes are an integral part of these financial statements.
24 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20

Shares		Value

	Software — 3.2%
11,391(a)	Adobe, Inc.	$ 4,028,313
27,500	Infomart Corp.	192,424
34,459	Microsoft Corp.	6,175,398
14,000(a)	Money Forward, Inc.	656,995
7,483(a)	Zendesk, Inc.	575,293
	Total Software	$ 11,628,423
	Specialty Retail — 2.1%
1,594,000	China Meidong Auto Holdings, Ltd.	$ 2,866,533
2,398,000	China Yongda Automobiles Services Holdings, Ltd.	2,431,518
620,500	Zhongsheng Group Holdings, Ltd.	2,505,486
	Total Specialty Retail	$ 7,803,537
	Textiles, Apparel & Luxury Goods — 0.6%
5,723	LVMH Moet Hennessy Louis Vuitton SE	$ 2,209,298
	Total Textiles, Apparel & Luxury Goods	$ 2,209,298
	Wireless Telecommunication Services — 1.1%
116,500	China Mobile, Ltd.	$ 938,565
76,400	KDDI Corp.	2,216,053
29,800	NTT DOCOMO, Inc.	875,219
	Total Wireless Telecommunication Services	$ 4,029,837
	TOTAL COMMON STOCKS
	(Cost $293,923,505)	$ 304,839,806
	PREFERRED STOCKS — 0.8% of Net Assets
	Equity Real Estate Investment Trusts
	(REITs) — 0.0%†
204^(a)	Wheeler Real Estate Investment Trust, Inc.	$ 63,363
	Total Equity Real Estate Investment Trusts (REITs)	$ 63,363
	Mortgage Real Estate Investment Trusts
	(REITs) — 0.8%
74,936(c)(d)	AGNC Investment Corp., 6.125% (3 Month
	USD LIBOR + 470 bps)	$ 1,630,607
54,705(c)(d)	AGNC Investment Corp., 7.0% (3 Month USD
	LIBOR + 511 bps)	1,258,215
	Total Mortgage Real Estate Investment
	Trusts (REITs)	$ 2,888,822
	TOTAL PREFERRED STOCKS
	(Cost $2,192,947)	$ 2,952,185

Principal
Amount USD ($)

CORPORATE BONDS — 5.9% of Net Assets
Banks — 1.9%
2,238,000(c)(d)	Bank of America Corp., 4.3% (3 Month USD
	LIBOR + 266 bps)	$ 2,011,402

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 25

Schedule of Investments | 4/30/20 (Consolidated) (unaudited) (continued)

Principal
Amount USD ($)		Value

Banks — (continued)
3,216,000(c)(d)	Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap
	Rate + 546 bps) (144A)	$ 2,990,880
2,163,000(c)(d)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	1,940,211
	Total Banks	$ 6,942,493
Chemicals — 0.5%
1,800,000(b)	Braskem Finance, Ltd., 6.45%, 2/3/24	$ 1,768,518
	Total Chemicals	$ 1,768,518
Mining — 1.5%
1,142,000	Gold Fields Orogen Holdings BVI, Ltd., 5.125%,
	5/15/24 (144A)	$ 1,166,325
3,170,000	Gold Fields Orogen Holdings BVI, Ltd.,
	6.125%, 5/15/29 (144A)	3,345,143
1,039,000	Teck Resources, Ltd., 6.125%, 10/1/35	1,039,422
	Total Mining	$ 5,550,890
Packaging & Containers — 0.8%
3,000,000	Sealed Air Corp., 5.125%, 12/1/24 (144A)	$ 3,135,000
	Total Packaging & Containers	$ 3,135,000
Telecommunications — 1.2%
4,400,000	CenturyLink, Inc., 7.65%, 3/15/42	$ 4,400,000
	Total Telecommunications	$ 4,400,000
TOTAL CORPORATE BONDS
	(Cost $21,636,681)	$ 21,796,901
U.S. GOVERNMENT AND AGENCY OBLIGATION —
1.1% of Net Assets
4,000,000(e)	U.S. Treasury Bills, 5/5/20	$ 3,999,979
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
	(Cost $3,999,970)	$ 3,999,979
Shares
INVESTMENT COMPANIES — 4.3%
of Net Assets
368,722	ETFMG Prime Cyber Security ETF	$ 14,752,567
78,957	VanEck Vectors Vietnam ETF	983,015
TOTAL INVESTMENT COMPANIES
	(Cost $15,620,816)	$ 15,735,582
RIGHT/WARRANT — 0.0%† of Net Assets
Pharmaceuticals — 0.0%†
19,289(a)	Bristol-Myers Squibb Co., 3/31/21	$ 86,993
	Total Pharmaceuticals	$ 86,993
TOTAL RIGHT/WARRANT
	(Cost $2)	$ 86,993

The accompanying notes are an integral part of these financial statements.

26 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20

Number of					Strike		Expiration
Contracts	Description	Counterparty	Notional		Price		Date	Value
		EXCHANGE-TRADED CALL OPTIONS
		PURCHASED — 0.2%
1,470	Booz Allen	Citibank NA	USD	410,105	USD	75	6/19/20	$ 543,900
	Hamilton
	Holding Co.
500	L3Harris	Citibank NA	USD	370,960	USD	220	5/15/20	33,750
	Technologies, Inc.
								$ 577,650
		TOTAL EXCHANGE-TRADED CALL
		OPTIONS PURCHASED
		(Premiums paid $781,065)						$ 577,650
		EXCHANGE-TRADED PUT OPTION
		PURCHASED — 0.0%†
1,800	10-Year T-Note	Citibank NA	USD	635,894	USD	130	5/22/20	$ 28,125
	Futures
		TOTAL EXCHANGE-TRADED PUT
		OPTION PURCHASED
		(Premiums paid $635,894)						$ 28,125
		OVER THE COUNTER (OTC) CALL OPTIONS
		PURCHASED — 0.0%†
971,750	Galaxy	Citibank NA	HKD	489,901	HKD	57.5	7/30/20	$ 165,391
	Entertainment
	Group, Ltd.
13,315	S&P 500	Citibank NA	USD1,507,518		USD	3090	5/15/20	71,207
	Index
								$ 236,598
TOTAL OVER THE COUNTER (OTC) CALL
OPTIONS PURCHASED
(Premiums paid $1,997,419)	$ 236,598
TOTAL OPTIONS PURCHASED
(Premiums paid $3,414,378)	$ 842,373
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 95.0%
(Cost $340,788,299)	$ 350,253,819
OTHER ASSETS AND LIABILITIES — 5.0%	$ 18,514,298
NET ASSETS — 100.0%	$ 368,768,117

bps	Basis Points.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
SOFRRATE	Secured Overnight Financing Rate.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2020, the value of these securities amounted to $34,124,835, or 9.3% of net assets.

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 27

Schedule of Investments | 4/30/20 (Consolidated) (unaudited) (continued)
(A.D.R.) American Depositary Receipts.
†	Amount rounds to less than 0.1%.
^	Security is valued using fair value methods (other than supplied by independent pricing services).
(a)	Non-income producing security.
(b)	All or a portion of this security is held by Flexible Opportunities Commodity Fund Ltd. (formerly, Pioneer Cayman Commodity Fund Ltd.).
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2020.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Security issued with a zero coupon. Income is recognized through accretion of discount.
FUTURES CONTRACTS
CURRENCY FUTURES CONTRACT
Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	Appreciation
139	Euro	6/15/20	$19,370,062	$19,046,475	$323,587

INDEX FUTURES CONTRACTS
Number of					Unrealized
Contracts		Expiration	Notional	Market	Appreciation
Short	Description	Date	Amount	Value	(Depreciation)
831	Euro Stoxx 50	6/19/20	$23,723,891	$26,277,309	$(2,553,418)
113	FTSE/JSE Top 40	6/18/20	2,144,749	2,846,906	(702,157)
176	FTSE/MIB	6/19/20	16,587,496	16,926,415	(338,919)
125	IBEX 35	5/15/20	9,504,750	9,470,237	34,513
40	Nikkei 225	6/11/20	7,111,256	7,486,122	(374,866)
131	S&P 500 E-MINI	6/19/20	15,485,615	19,011,375	(3,525,760)
			$74,557,757	$82,018,364	$(7,460,607)
TOTAL FUTURES CONTRACTS			$93,927,819	$101,064,839	$(7,137,020)

SWAPS CONTRACTS
OVER THE COUNTER (OTC) TOTAL RETURN SWAPS CONTRACTS — SELL PROTECTION
						Unrealized
Notional		Reference	Pay/		Expiration	Appreciation	Market
Amount(1)	Counterparty	Obligation/Index	Receive(2)	Coupon	Date	(Depreciation)	Value
3,169,973	Goldman Sachs	Goldman Sachs	Pay	3M LIBOR	6/29/20	$346,917	$346,917
	International	Total Cash		+ 39bps
		Return Index*
4,592,565	Goldman Sachs	Goldman Sachs	Pay	3M LIBOR	9/10/20	(366,969)	(366,969)
	International	Total Cash		+ 39bps
		Return Index*
5,335,891	Goldman Sachs	Goldman Sachs	Pay	3M LIBOR	11/26/20	(934,584)	(934,584)
	International	Total Cash		+ 39bps
		Return Index*
TOTAL SWAPS CONTRACTS						$(954,636)	$(954,636)

The accompanying notes are an integral part of these financial statements.
28 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
HKD — Hong Kong Dollar
SGD — Singapore Dollar
*	The following table shows the individual positions and related values of the securities underlying each total return swap contract with Goldman Sachs International, as of April 30, 2020.

	Share	SECURITY
Name	Allocation	VALUE	% of basket
AbbVie Inc	1,180	$(97,029)	2.56%
AES Corp/The	6,882	(91,185)	2.41%
American Airlines Group Inc	1,826	(21,933)	0.58%
American International Group Inc	1,278	(32,496)	0.86%
Ameriprise Financial Inc	609	(69,973)	1.85%
AmerisourceBergen Corp	949	(85,052)	2.25%
Apple Inc	542	(159,194)	4.21%
Applied Materials Inc	1,917	(95,218)	2.52%
Archer-Daniels-Midland Co	1,701	(63,186)	1.67%
Assurant Inc	809	(85,920)	2.27%
Boeing Co/The	421	(59,387)	1.57%
Capital One Financial Corp	968	(62,710)	1.66%
Capri Holdings Ltd	2,085	(31,797)	0.84%
CenturyLink Inc	3,032	(32,201)	0.85%
Cigna Corp	309	(60,466)	1.60%
Corning Inc	2,698	(59,381)	1.57%
DENTSPLY SIRONA Inc	1,231	(52,235)	1.38%
Discover Financial Services	1,244	(53,436)	1.41%
eBay Inc	2,330	(92,790)	2.45%
Equity Residential	1,205	(78,412)	2.07%
F5 Networks Inc	603	(83,939)	2.22%
General Electric Co	2,685	(18,257)	0.48%
Gilead Sciences Inc	1,135	(95,378)	2.52%
HCA Healthcare Inc	924	(101,560)	2.68%
HP Inc	4,136	(64,145)	1.70%
LyondellBasell Industries NV	918	(53,215)	1.41%
McDonald’s Corp	556	(104,329)	2.76%
Monster Beverage Corp	1,715	(106,014)	2.80%
Motorola Solutions Inc	905	(130,201)	3.44%
Navient Corp	5,121	(39,020)	1.03%
NetApp Inc	1,953	(85,491)	2.26%
NRG Energy Inc	4,606	(154,425)	4.08%
ONEOK Inc	1,479	(44,281)	1.17%
Procter & Gamble Co/The	891	(105,055)	2.78%
PulteGroup Inc	3,433	(97,061)	2.56%
Qorvo Inc	1,144	(112,159)	2.96%
The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 29

Schedule of Investments | 4/30/20 (Consolidated) (unaudited) (continued)
	Share	SECURITY
Name	Allocation	VALUE	% of basket
Quest Diagnostics Inc	738	$(81,230)	2.15%
Seagate Technology PLC	1,847	(92,282)	2.44%
Sysco Corp	1,472	(82,841)	2.19%
Target Corp	1,394	(152,936)	4.04%
TransDigm Group Inc	315	(114,538)	3.03%
Tyson Foods Inc	1,211	(75,328)	1.99%
United Airlines Holdings Inc	1,109	(32,792)	0.87%
Valero Energy Corp	1,205	(76,317)	2.02%
ViacomCBS Inc	1,169	(20,184)	0.53%
Western Union Co/The	3,919	(74,738)	1.97%
Westinghouse Air Brake Technologies Corp	14	(812)	0.02%
Weyerhaeuser Co	2,298	(50,258)	1.33%
Williams Cos Inc/The	2,541	(49,221)	1.30%
Yum! Brands Inc	1,184	(102,314)	2.70%
Total	85,836	$(3,784,322)	100.00%
Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2020, aggregated $521,990,970 and $566,936,746, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2020, the Fund did not engage in any cross trade activity.
At April 30, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $346,398,885 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 36,522,874
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(40,759,596)
Net unrealized depreciation	$ (4,236,722)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
30 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20

The following is a summary of the inputs used as of April 30, 2020, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$304,839,806	$—	$—	$304,839,806
Preferred Stocks
Equity Real Estate
Investment Trusts (REITs)	—	—	63,363	63,363
Mortgage Real Estate
Investment Trusts (REITs)	2,888,822	—	—	2,888,822
Corporate Bonds	—	21,796,901	—	21,796,901
U.S. Government and
Agency Obligation	—	3,999,979	—	3,999,979
Investment Companies	15,735,582	—	—	15,735,582
Right/Warrant	86,993	—	—	86,993
Exchange-Traded Call
Option Purchased	577,650	—	—	577,650
Exchange-Traded Put
Option Purchased	28,125	—	—	28,125
Over The Counter (OTC)
Call Option Purchased	—	236,598	—	236,598
Total Investments
in Securities	$324,156,978	$26,033,478	$63,363	$350,253,819
Other Financial Instruments
Net unrealized depreciation
on futures contracts	$(7,137,020)	$—	$—	$(7,137,020)
Swap contracts, at value	—	(954,636)	—	(954,636)
Total Other
Financial Instruments	$(7,137,020)	$(954,636)	$—	$(8,091,656)
The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
Preferred
Stock
Balance as of 10/31/19	$95,372
Realized gain (loss)(1)	—
Changed in unrealized appreciation (depreciation)(2)	(32,009)
Accrued discounts/premiums	—
Purchases	—
Sales	—
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 4/30/20	$63,363

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations (Consolidated).
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations (Consolidated).
*	Transfers are calculated on the beginning of period values. During the six months ended April 30, 2020, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and
considered Level 3 at April 30, 2020:	$(32,009)

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 31

Statement of Assets and Liabilities | 4/30/20 (Consolidated) (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $340,788,299)	$350,253,819
Cash	1,554,554
Foreign currencies, at value (cost $2,781,111)	2,425,126
Futures collateral	1,424,801
Swaps collateral	5,650,000
Due from broker for futures	16,902,322
Due from broker for options	333,437
Variation margin for futures contracts	1,297,048
Receivables —
Investment securities sold	12,930,608
Fund shares sold	199,012
Dividends	1,036,129
Interest	340,139
Other assets	184,119
Total assets	$394,531,114
LIABILITIES:
Payables —
Investment securities purchased	$16,642,097
Fund shares repurchased	749,500
Trustees’ fees	900
Net unrealized depreciation on futures contracts	7,137,020
Swap contracts, at value	954,636
Due to affiliates	59,863
Accrued expenses	218,981
Total liabilities	$25,762,997
NET ASSETS:
Paid-in capital	$445,883,655
Distributable earnings (loss)	(77,115,538)
Net assets	$368,768,117
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $76,507,093/7,401,519 shares)	$10.34
Class C (based on $61,613,359/6,104,906 shares)	$10.09
Class K (based on $100,266,318/9,704,416 shares)	$10.33
Class R (based on $154,699/15,115 shares)	$10.24
Class Y (based on $130,226,648/12,541,046 shares)	$10.38
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $10.34 net asset value per share/100%-4.50%
maximum sales charge)	$10.82

The accompanying notes are an integral part of these financial statements.
32 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20

Statement of Operations (Consolidated) (unaudited)
FOR THE SIX MONTHS ENDED 4/30/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign
taxes withheld $269,012)	$4,134,941
Interest from unaffiliated issuers (net of foreign
taxes withheld $5,179)	746,956
Total investment income		$4,881,897
EXPENSES:
Management fees	$1,603,094
Administrative expense	81,764
Transfer agent fees
Class A	24,970
Class C	31,581
Class K	53
Class R	237
Class Y	83,765
Distribution fees
Class A	115,239
Class C	383,736
Class R	358
Shareowner communications expense	17,641
Custodian fees	108,934
Registration fees	24,754
Professional fees	55,836
Printing expense	67,274
Pricing fees	2,133
Trustees’ fees	10,580
Insurance expense	2,992
Miscellaneous	84,584
Total expenses		$2,699,525
Less fees waived and expenses reimbursed by the Adviser		(84,306)
Net expenses		$2,615,219
Net investment income		$2,266,678
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(25,022,453)
Forward foreign currency exchange contracts	2,241
Futures contracts	15,526,349
Swap contracts	(4,404,889)
Other assets and liabilities denominated
in foreign currencies	(637,496)	$(14,536,248)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign
capital gain tax $32,028)	$(39,596,271)
Futures contracts	(6,210,282)
Swap contracts	(1,179,749)
Other assets and liabilities denominated in foreign currencies	(356,497)	$(47,342,799)
Net realized and unrealized gain (loss) on investments		$(61,879,047)
Net decrease in net assets resulting from operations		$(59,612,369)

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 33

Statements of Changes in Net Assets (Consolidated)
	Six Months
	Ended
	4/30/20	Year Ended
	(unaudited)	10/31/19
FROM OPERATIONS:
Net investment income (loss)	$2,266,678	$6,374,863
Net realized gain (loss) on investments	(14,536,248)	(46,458,012)
Change in net unrealized appreciation (depreciation)
on investments	(47,342,799)	64,639,665
Net increase (decrease) in net assets resulting
from operations	$(59,612,369)	$24,556,516
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.22 and $1.32 per share, respectively)	$(1,727,626)	$(14,443,481)
Class C ($0.17 and $1.27 per share, respectively)	(1,179,717)	(12,161,299)
Class K ($0.23 and $1.36 per share, respectively)	(1,854,292)	(7,775,304)
Class R ($0.01 and $1.28 per share, respectively)	(100)	(19,779)
Class Y ($0.23 and $1.36 per share, respectively)	(3,947,864)	(32,308,714)
Total distributions to shareowners	$(8,709,599)	$(66,708,577)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$64,564,014	$105,338,234
Reinvestment of distributions	7,661,905	47,783,717
Cost of shares repurchased	(122,531,587)	(281,802,642)
Net decrease in net assets resulting from
Fund share transactions	$(50,305,668)	$(128,680,691)
Net decrease in net assets	$(118,627,636)	$(170,832,752)
NET ASSETS:
Beginning of period	$487,395,753	$658,228,505
End of period	$368,768,117	$487,395,753

The accompanying notes are an integral part of these financial statements.
34 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20

	Six Months	Six Months
	Ended	Ended
	4/30/20	4/30/20	Year Ended	Year Ended
	Shares	Amount	10/31/19	10/31/19
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	498,482	$5,818,225	1,717,793	$20,017,433
Reinvestment of
distributions	131,841	1,573,484	958,489	11,038,004
Less shares repurchased	(1,564,740)	(17,820,884)	(5,594,605)	(62,874,085)
Net decrease	(934,417)	$(10,429,175)	(2,918,323)	$(31,818,648)
Class C
Shares sold	243,094	$2,828,249	774,383	$8,783,453
Reinvestment of
distributions	81,506	979,702	901,792	10,176,151
Less shares repurchased	(1,485,889)	(16,615,465)	(4,233,292)	(47,975,358)
Net decrease	(1,161,289)	$(12,807,514)	(2,557,117)	$(29,015,754)
Class K
Shares sold	2,659,298	$32,581,181	1,952,848	$22,677,430
Reinvestment of
distributions	158,719	1,854,059	81,419	939,652
Less shares repurchased	(516,504)	(5,790,118)	(106,210)	(1,242,749)
Net increase	2,301,513	$28,645,122	1,928,057	$22,374,333
Class R
Shares sold	4,999	$53,141	8,291	$96,661
Reinvestment of
distributions	11	100	1,128	12,930
Less shares repurchased	(1,898)	(20,766)	(21,423)	(259,951)
Net increase (decrease)	3,112	$32,475	(12,004)	$(150,360)
Class Y
Shares sold	1,926,635	$23,283,218	4,599,056	$53,763,257
Reinvestment of
distributions	272,816	3,254,560	2,213,037	25,616,980
Less shares repurchased	(7,223,772)	(82,284,354)	(14,631,845)	(169,450,499)
Net decrease	(5,024,321)	$(55,746,576)	(7,819,752)	$(90,070,262)

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 35

Financial Highlights (Consolidated)

	Six Months
	Ended		Year	Year	Year	Year	Year
	4/30/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		10/31/19	10/31/18	10/31/17	10/31/16*	10/31/15*
Class A
Net asset value, beginning of period	$12.04		$12.69	$14.17	$12.03	$12.68	$12.94
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.05		$0.13	$0.19	$0.14	$0.16	$0.17
Net realized and unrealized gain (loss) on investments	(1.53)		0.54	(0.44)	2.12	(0.07)	0.20
Net increase (decrease) from investment operations	$(1.48)		$0.67	$(0.25)	$2.26	$0.09	$0.37
Distributions to shareowners:
Net investment income	$(0.22)		$(0.11)	$(0.35)	$(0.12)	$(0.18)	$(0.30)
Net realized gain	—		(1.21)	(0.88)	—	(0.56)	(0.33)
Total distributions	$(0.22)		$(1.32)	$(1.23)	$(0.12)	$(0.74)	$(0.63)
Net increase (decrease) in net asset value	$(1.70)		$(0.65)	$(1.48)	$2.14	$(0.65)	$(0.26)
Net asset value, end of period	$10.34		$12.04	$12.69	$14.17	$12.03	$12.68
Total return (b)	(12.56	)%(c)	5.85%	(2.08)%	18.96%	0.88%	2.85%
Ratio of net expenses to average net assets	1.20	%(d)	1.20%	1.14%	1.18%	1.19%	1.20%
Ratio of net investment income (loss) to average net assets	0.93	%(d)	1.12%	1.35%	1.08%	1.38%	1.33%
Portfolio turnover rate	122	%(c)	168%	255%	292%	230%	295%
Net assets, end of period (in thousands)	$76,507		$100,339	$142,760	$140,278	$164,898	$209,001
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.21	%(d)	1.23%	1.14%	1.18%	1.19%	1.26%
Net investment income (loss) to average net assets	0.92	%(d)	1.09%	1.35%	1.08%	1.38%	1.27%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
36 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20

	Six Months
	Ended		Year	Year	Year	Year	Year
	4/30/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		10/31/19	10/31/18	10/31/17	10/31/16*	10/31/15*
Class C
Net asset value, beginning of period	$11.75		$12.45	$13.95	$11.88	$12.56	$12.78
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.01		$0.04	$0.07	$0.04	$0.07	$0.07
Net realized and unrealized gain (loss) on investments	(1.50)		0.53	(0.42)	2.09	(0.07)	0.20
Net increase (decrease) from investment operations	$(1.49)		$0.57	$(0.35)	$2.13	$—	$0.27
Distributions to shareowners:
Net investment income	$(0.17)		$(0.06)	$(0.27)	$(0.06)	$(0.12)	$(0.16)
Net realized gain	—		(1.21)	(0.88)	—	(0.56)	(0.33)
Total distributions	$(0.17)		$(1.27)	$(1.15)	$(0.06)	$(0.68)	$(0.49)
Net increase (decrease) in net asset value	$(1.66)		$(0.70)	$(1.50)	$2.07	$(0.68)	$(0.22)
Net asset value, end of period	$10.09		$11.75	$12.45	$13.95	$11.88	$12.56
Total return (b)	(12.91	)%(c)	5.03%	(2.83)%	18.01%	0.09%	2.12%
Ratio of net expenses to average net assets	1.98	%(d)	1.97%	1.91%	1.93%	1.94%	2.01%
Ratio of net investment income (loss) to average net assets	0.15	%(d)	0.37%	0.55%	0.34%	0.63%	0.52%
Portfolio turnover rate	122	%(c)	168%	255%	292%	230%	295%
Net assets, end of period (in thousands)	$61,613		$85,398	$122,305	$148,591	$178,457	$218,597

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 37

Financial Highlights (Consolidated) (continued)

	Six Months
	Ended		Year
	4/30/20		Ended	6/22/18* to
	(unaudited)		10/31/19	10/31/18
Class K
Net asset value, beginning of period	$12.03		$12.69	$12.67
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.07		$0.17	$0.06
Net realized and unrealized gain (loss)
on investments	(1.54)		0.53	(1.00)
Net increase (decrease) from
investment operations	$(1.47)		$0.70	$(0.94)
Distributions to shareowners:
Net investment income	$(0.23)		$(0.15)	$(0.04)
Net realized gain	—		(1.21)	—
Total distributions	$(0.23)		$(1.36)	$(0.04)
Net increase (decrease) in net asset value	$(1.70)		$(0.66)	$(0.98)
Net asset value, end of period	$10.33		$12.03	$12.69
Total return (b)	(12.42	)%(c)	6.14%	(2.00	)%(c)
Ratio of net expenses to average net assets	0.90	%(d)	0.88%	0.88	%(d)
Ratio of net investment income (loss) to average
net assets	1.27	%(d)	1.48%	1.28	%(d)
Portfolio turnover rate	122	%(c)	168%	255	%(c)
Net assets, end of period (in thousands)	$100,266		$89,092	$69,449

*	Class K commenced operations on June 22, 2018.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
38 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20

	Six Months
	Ended		Year		Year	Year	Year	Year
	4/30/20		Ended		Ended	Ended	Ended	Ended
	(unaudited)		10/31/19		10/31/18	10/31/17	10/31/16*	10/31/15*
Class R
Net asset value, beginning of period	$11.75		$12.60		$14.11	$12.00	$12.69	$12.92
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.02		$(0.05	)(b)	$0.10	$0.08	$0.10	$0.06
Net realized and unrealized gain (loss) on investments	(1.52)		0.48		(0.43)	2.11	(0.08)	0.19
Net increase (decrease) from investment operations	$(1.50)		$0.43		$(0.33)	$2.19	$0.02	$0.25
Distributions to shareowners:
Net investment income	$(0.01)		$(0.07)		$(0.30)	$(0.08)	$(0.15)	$(0.15)
Net realized gain	—		(1.21)		(0.88)	—	(0.56)	(0.33)
Total distributions	$(0.01)		$(1.28)		$(1.18)	$(0.08)	$(0.71)	$(0.48)
Net increase (decrease) in net asset value	$(1.51)		$(0.85)		$(1.51)	$2.11	$(0.69)	$(0.23)
Net asset value, end of period	$10.24		$11.75		$12.60	$14.11	$12.00	$12.69
Total return (c)	(12.77	)%(d)	3.73%		(2.71)%	18.35%	0.34%	1.90%
Ratio of net expenses to average net assets	1.74	%(e)	2.91%		1.82%	1.62%	1.71%	2.01%
Ratio of net investment income (loss) to average net assets	0.41	%(e)	(0.45)%		0.75%	0.64%	0.86%	0.47%
Portfolio turnover rate	122	%(d)	168%		255%	292%	230%	295%
Net assets, end of period (in thousands)	$155		$141		$303	$279	$282	$120

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment gain (loss) in the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)	Annualized.
(e)	Not annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 39

Financial Highlights (Consolidated) (continued)

	Six Months
	Ended		Year	Year	Year	Year	Year
	4/30/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		10/31/19	10/31/18	10/31/17	10/31/16*	10/31/15*
Class Y
Net asset value, beginning of period	$12.09		$12.74	$14.22	$12.08	$12.72	$12.97
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.07		$0.17	$0.24	$0.18	$0.20	$0.21
Net realized and unrealized gain (loss) on investments	(1.55)		0.54	(0.46)	2.12	(0.08)	0.20
Net increase (decrease) from investment operations	$(1.48)		$0.71	$(0.22)	$2.30	$0.12	$0.41
Distributions to shareowners:
Net investment income	$(0.23)		$(0.15)	$(0.38)	$(0.16)	$(0.20)	$(0.33)
Net realized gain	—		(1.21)	(0.88)	—	(0.56)	(0.33)
Total distributions	$(0.23)		$(1.36)	$1.26	$(0.16)	$(0.76)	$(0.66)
Net increase (decrease) in net asset value	$(1.71)		$(0.65)	$(1.48)	$2.14	$(0.64)	$(0.25)
Net asset value, end of period	$10.38		$12.09	$12.74	$14.22	$12.08	$12.72
Total return (b)	(12.45	)%(c)	6.16%	(1.86)%	19.24%	1.17%	3.20%
Ratio of net expenses to average net assets	0.90	%(d)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	1.21	%(d)	1.45%	1.71%	1.37%	1.65%	1.63%
Portfolio turnover rate	122	%(c)	168%	255%	292%	230%	295%
Net assets, end of period (in thousands)	$130,227		$212,426	$323,412	$369,546	$347,586	$378,895
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.98	%(d)	0.90%	0.92%	0.95%	0.96%	1.02%
Net investment income (loss) to average net assets	1.13	%(d)	1.45%	1.69%	1.32%	1.59%	1.52%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
40 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20

Notes to Financial Statements | 4/30/20 (Consolidated) (unaudited)
1. Organization and Significant Accounting Policies
Pioneer Flexible Opportunities Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust VI (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek total return.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
The consolidated financial statements of the Fund include the accounts of Flexible Opportunities Commodity Fund Ltd. (formerly, Pioneer Cayman Commodity Fund Ltd.) (the “Subsidiary”). All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 41

company, was incorporated on February 10, 2010, and is wholly owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by the Adviser. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. As of April 30, 2020, the Subsidiary represented $1,768,518, or approximately 0.48%, of the net assets of the Fund.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and
42 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20

ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
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Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At April 30, 2020, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.02% of net assets. The value of this fair valued security was $63,363.
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange
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rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. The tax character of current year distributions payable will be determined at the end of the current taxable year.
The tax character of distributions paid during the year ended October 31, 2019 was as follows:
2019
Distributions paid from:
Ordinary income	$23,178,807
Long term capital gain	43,529,770
Total	$66,708,577
The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2019:
2019
Distributable earnings:
Undistributed ordinary income	$5,596,459
Undistributed long term capital gain	(57,096,995)
Unrealized depreciation	42,706,966
Total	$(8,793,570)

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The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments related to the mark-to-market of futures contracts, tax basis adjustments on Real Estate Investment Trusts (“REITs”), partnerships and swaps contracts.
E.    Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $2,780 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2020.
F.    Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
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At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and other pooled investment vehicles and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices). The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund’s investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund gains exposure to commodity-related investments by investing in the Subsidiary, a foreign entity that is treated as a controlled foreign corporation for U.S. federal income tax purposes. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund’s ability to invest in commodity-related investments, and the means through which any such investments may be made, is limited by tax considerations.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Fund may invest in below investment grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered
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speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets,
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industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.   Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the six months ended April 30, 2020, was $1,790,514. Open purchased options at April 30, 2020, are listed in the Schedule of Investments.
I.    Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the
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applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
During the six months ended April 30, 2020, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended April 30, 2020, was $68,488. There were no open forward foreign currency exchange contracts at April 30, 2020.
J.   Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2020, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the
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underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the six months ended April 30, 2020, was $(115,849,336). Open futures contracts outstanding at April 30, 2020, are listed in the Schedule of Investments.
K.   Total Return Swap Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2020, is recorded as “Futures collateral” on the Statement of Assets and Liabilities. The Fund may enter into a total return swap contracts to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap contracts, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.
Total return swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within “Swap contracts, at value” on the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses on the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange interest rates, securities or the index.
The average market value of total return swap contracts open during the six months ended April 30, 2020, was $(1,587,765). Open total return swap contracts at April 30, 2020, are listed in the Schedule of Investments.
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2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are paid monthly and calculated daily at an annual rate of 0.70% of the Fund’s average daily net assets up to $1 billion, 0.675% of the next $1 billion and 0.65% on average daily net assets over $2 billion.
The Subsidiary has entered into a separate management contract with the Adviser, pursuant to which the Adviser manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays the Adviser a fee at the annual rate of 0.70% of the Subsidiary’s average daily net assets up to $1 billion, 0.675% of the next $1 billion of the Subsidiary’s average daily net assets and 0.65% of the Subsidiary’s average daily net assets over $2 billion.
For the six months ended April 30, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 1.20%, 0.90% and 0.90% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. These expense limitations are in effect through March 1, 2021. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended April 30, 2020 are reflected in the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $20,951 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
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In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2020, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$6,934
Class C	3,906
Class K	28
Class R	7
Class Y	6,766
Total	$17,641

4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $6,634 in distribution fees payable to the Distributor at April 30, 2020.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2020, CDSCs in the amount of $15,747 were paid to the Distributor.
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5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility that is in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2020, the Fund had no borrowings under the credit facility.
6. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each
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transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral.” Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2020:
	Derivative Assets	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Received (a)	Received (a)	Assets (b)
Citibank NA	$ 842,373	$ —	$ —	$ —	$842,373
Goldman Sachs
International	346,917	(346,917)	—	—	—
Total	$1,189,290	$(346,917)	$ —	$ —	$842,373

	Derivative Liabilities	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Citibank NA	$ —	$ —	$ —	$ —	$ —
Goldman Sachs
International	1,301,553	(346,917)	—	—	954,636
Total	$1,301,553	$(346,917)	$ —	$ —	$954,636

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.
7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 55

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2020, was as follows:
Statement of Assets and Liabilities
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Options
purchased*	$ —	$ —	$ —	$ 842,373	$ —
Total Value	$ —	$ —	$ —	$ 842,373	$ —
Liabilities
Net unrealized
depreciation on
futures contracts	$ —	$ —	$(323,587)	$ (7,460,607)	$ —
Swap contracts,
at value	—	—	—	(954,636)	—
Total Value	$ —	$ —	$(323,587)	$(8,415,243)	$ —

*	Reflects the market value of purchased option contracts (see Note 1I.). These amounts are included in investments in unaffiliated issuers, at value, on the statement of assets and liabilities.
56 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2020, was as follows:
Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Options
purchased*	$ —	$ —	$ —	$ (6,056,825)	$ —
Futures contracts	(225,237)	—	406,697	18,575,681	(3,230,792)
Swap contracts	—	—	—	(4,404,889)	—
Total Value	$ (225,237)	$ —	$ 406,697	$ 8,113,967	$ 3,230,792

Change in net
unrealized
appreciation
(depreciation) on:
Options
purchased**	$ —	$ —	$ —	$ 2,635,899	$ —
Futures contracts	—	—	422,281	(6,632,563)	—
Swap contracts	—	—	—	(1,179,749)
Total Value	$ —	$ —	$ 422,281	$ (5,176,413)	$ —

*
Reflects the net realized gain (loss) on purchased option contracts (see Note 1l.). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the statements of operations.

**
Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1I.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the statements of operations.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20 57

Trustees, Officers and Service Providers
Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
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60 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/20

How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer. com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 24879-09-0620

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general

Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust VI

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 6, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 6, 2020

* Print the name and title of each signing officer under his or her signature.